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                  INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR33



                               Final Term Sheet




                          $511,242,100 (Approximate)




                               IndyMac MBS, Inc.
                                   Depositor


                             IndyMac Bank, F.S.B.
                         Sponsor, Seller and Servicer





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     This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

     The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

     THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

     This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

     The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.




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                FREE WRITING PROSPECTUS DATED NOVEMBER 28, 2006


                  IndyMac INDX Mortgage Loan Trust 2006-AR33
                                Issuing Entity
     Distributions payable monthly on the 25th day of each month, beginning December 26, 2006 The issuing entity will issue certificates, including the following classes of certificates:


--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
                        Initial Class                                             Initial Class
                         Certificate                                               Certificate
                       Balance/Initial      Pass-Through                         Balance/Initial      Pass-Through
       Class          Notional Amount(1)       Rate(2)             Class        Notional Amount(1)       Rate(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 1-A-1               $96,888,000         Variable       Class 4-A-2            $26,734,000         Variable
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 1-A-2-1             $30,532,000         Variable       Class 4-A-X           $172,286,000(3)      0.16520%
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 1-A-2-2              $1,405,000         Variable       Class A-R                     $100         Variable
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 2-A-1-1             $84,758,000         Variable       Class I-B-1             $5,164,000         Variable
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 2-A-1-2              $3,901,000         Variable       Class I-B-2             $3,331,000         Variable
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 2-A-2-1             $29,322,000         Variable       Class I-B-3             $2,165,000         Variable
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 2-A-2-X             $29,322,000(3)      0.28764%       Class II-B-1            $4,827,000         Variable
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 3-A-1               $66,651,000         Variable       Class II-B-2            $3,063,000         Variable
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 3-A-2                $5,000,000         Variable       Class II-B-3            $1,949,000         Variable
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 4-A-1              $145,552,000         Variable
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------


----------
(1) This amount is approximate and is subject to a permitted variance in the aggregate of plus or minus 10%.
(2) The pass-through rates are calculated as described in this free writing prospectus under "Summary--Description of the Certificates."
(3) The Class 2-A-2-X and Class 4-A-X Certificates are interest only, notional amount certificates. The initial notional amounts for the notional amount certificates are set forth in the table above but are not included in the aggregate class certificate balance of the offered certificates.




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                                    Summary

This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of an offering of the certificates, carefully read this entire document and the accompanying prospectus.

While this summary contains an overview of certain calculations, cash flow priorities and other information to aid your understanding, you should read carefully the full description of these calculations, cash flow priorities and other information in this free writing prospectus and the accompanying prospectus before making any investment decision.

Issuing Entity

IndyMac INDX Mortgage Loan Trust 2006-AR33, a common law trust formed under the laws of the State of New York.

Depositor

IndyMac MBS, Inc., a Delaware corporation and a limited purpose finance subsidiary of IndyMac Bank, F.S.B. Its address is 155 North Lake Avenue, Pasadena, California 91101, and its telephone number is (800) 669-2300.

Sponsor, Seller and Servicer

IndyMac Bank, F.S.B., a federal savings bank. Its principal executive offices are located at 888 East Walnut Street, Pasadena, California 91101, and its telephone number is (800) 669-2300.

Trustee

Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located (i) for purposes of certificate transfers, at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit and (ii) for all other purposes, at 1761 East St. Andrew Place, Santa Ana, California 92705,
Attention: Trust Administration IN06AX, and its telephone number is (714) 247-6000.

Pooling and Servicing Agreement

The pooling and servicing agreement dated as of November 1, 2006 among the seller, the servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For each mortgage loan, the later of November 1, 2006 and the origination date of that mortgage loan.

Closing Date

On or about November 29, 2006.

The Mortgage Loans

The mortgage pool will consist primarily of 30-year conventional adjustable-rate mortgage loans secured by first liens on one- to four-family residential properties. The mortgage loans will be divided into four groups. Each group of mortgage loans is referred to as a "loan group."

The mortgage rate on each mortgage loan is fixed for a specified period after origination after which the mortgage rate is adjustable, based on a specified index. The aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date is expected to be approximately as follows:

               Loan            Aggregate             Fixed Rate
               Group       Principal Balance ($)   Period (months)
            -----------   ----------------------  -----------------
                 1            $134,754,166             120
                 2            $123,411,540              60
                 3             $74,949,098              84
                 4            $185,653,419             120

Loan group 1, loan group 2 and loan group 3 are sometimes referred to as aggregate loan group I, and loan group 4 is sometimes referred to as aggregate loan group II. Aggregate loan group I and aggregate loan group II are each referred to as an aggregate loan group.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined
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not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance        $134,754,166

Geographic Concentrations in excess
   of 10%:

   California                                    81.94%

Weighted Average Original LTV Ratio              65.09%

Weighted Average Mortgage Rate                   6.241%

Range of Mortgage Rates                5.375% to 7.125%

Average Current Principal Balance           $680,576.60

Range of Current Principal Balances         $100,000 to
                                             $3,000,000
Weighted Average Remaining Term to
   Maturity                                  360 months

Weighted Average FICO Credit Score                  756

Weighted Average Gross Margin                    2.737%

Weighted Average Maximum Mortgage
   Rate                                         11.241%

Weighted Average Minimum Mortgage
   Rate                                          2.737%

Range of Months to Next Rate
   Adjustment Date                           118 to 121


As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance        $123,411,540

Geographic Concentrations in excess
   of 10%:

   California                                    65.46%

Weighted Average Original LTV Ratio              67.60%

Weighted Average Mortgage Rate                   6.084%

Range of Mortgage Rates                4.750% to 7.500%

Average Current Principal Balance           $560,961.55

Range of Current Principal Balances          $80,000 to
                                             $1,920,000

Weighted Average Remaining Term to
   Maturity                                  360 months

Weighted Average FICO Credit Score                  755

Weighted Average Gross Margin                    2.723%

Weighted Average Maximum Mortgage
   Rate                                         11.084%

Weighted Average Minimum Mortgage
   Rate                                          2.723%

Range of Months to Next Rate
   Adjustment Date                             56 to 61


As of the cut-off date, the mortgage loans in loan group 3 had the following characteristics:

Aggregate Current Principal Balance         $74,949,098

Geographic Concentrations in excess
   of 10%:

   California                                    64.36%

Weighted Average Original LTV Ratio              70.28%

Weighted Average Mortgage Rate                   6.090%

Range of Mortgage Rates                5.000% to 7.375%

Average Current Principal Balance           $687,606.41

Range of Current Principal Balances         $102,400 to
                                             $3,380,000

Weighted Average Remaining Term to
   Maturity                                  359 months

Weighted Average FICO Credit Score                  754

Weighted Average Gross Margin                    2.747%

Weighted Average Maximum Mortgage
   Rate                                         11.090%

Weighted Average Minimum Mortgage
   Rate                                          2.747%

Range of Months to Next Rate
   Adjustment Date                             81 to 85


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As of the cut-off date, the mortgage loans in aggregate loan group I had the following characteristics:

Aggregate Current Principal Balance        $333,114,804

Geographic Concentrations in excess
   of 10%:

   California                                    71.88%

Weighted Average Original LTV Ratio              67.19%

Weighted Average Mortgage Rate                   6.149%

Range of Mortgage Rates                4.750% to 7.500%

Average Current Principal Balance           $632,096.40

Range of Current Principal Balances          $80,000 to
                                             $3,380,000

Weighted Average Remaining Term to
   Maturity                                  360 months

Weighted Average FICO Credit Score                  755

Weighted Average Gross Margin                    2.734%

Weighted Average Maximum Mortgage
   Rate                                         11.149%

Weighted Average Minimum Mortgage
   Rate                                          2.734%

Range of Months to Next Rate
   Adjustment Date                            56 to 121


As of the cut-off date, the mortgage loans in loan group 4 had the following characteristics:

Aggregate Current Principal Balance        $185,653,419

Geographic Concentrations in excess
   of 10%:

   California                                    67.16%

Weighted Average Original LTV Ratio              70.49%

Weighted Average Mortgage Rate                   6.547%

Range of Mortgage Rates                5.125% to 8.625%

Average Current Principal Balance           $477,258.15

Range of Current Principal Balances          $74,400 to
                                             $2,000,000

Weighted Average Remaining Term to
   Maturity                                  360 months

Weighted Average FICO Credit Score                  705

Weighted Average Gross Margin                    2.751%

Weighted Average Maximum Mortgage
   Rate                                         11.548%

Weighted Average Minimum Mortgage
   Rate                                          2.751%

Range of Months to Next Rate
   Adjustment Date                           117 to 121


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Description of the Certificates

The issuing entity will issue the following classes of certificates:


                                   Initial
                              Class Certificate
                              Balance / Initial                     Final Scheduled   Modeled Final   Initial Rating
                Related Loan   Notional Amount                       Distribution     Distribution    (Moody's/S&P)
     Class          Group            (1)               Type              Date             Date             (2)
--------------- ------------ ------------------- ----------------- ---------------- ---------------- -----------------
Offered
Certificates
1-A-1..........       1          $96,888,000      Senior/Variable    January 2037       July 2011        Aaa/AAA
                                                 Pass-Through Rate
1-A-2-1........       1          $30,532,000       Senior/Super      January 2037     November 2036      Aaa/AAA
                                                     Senior/
                                                    Variable
                                                Pass-Through Rate
1-A-2-2........       1           $1,405,000      Senior/Support/    January 2037     November 2036      Aa1/AAA
                                                     Variable
                                                Pass-Through Rate
2-A-1-1........       2          $84,758,000       Senior/Super      January 2037       July 2011        Aaa/AAA
                                                     Senior/
                                                    Variable
                                                Pass-Through Rate
2-A-1-2........       2           $3,901,000      Senior/Support/    January 2037       July 2011        Aa1/AAA
                                                    Variable
                                                Pass-Through Rate
2-A-2-1........       2          $29,322,000      Senior/Variable    January 2037     November 2036      Aaa/AAA
                                                Pass-Through Rate
2-A-2-X........       2         $29,322,000 (3)   Senior/Notional    November 2011    November 2011      Aaa/AAA
                                                  Amount/Interest
                                                    Only/Fixed
                                                Pass-Through Rate
3-A-1..........       3          $66,651,000       Senior/Super      January 2037     November 2036      Aaa/AAA
                                                      Senior/
                                                     Variable
                                                Pass-Through Rate
3-A-2..........       3           $5,000,000      Senior/Support/    January 2037     November 2036      Aa1/AAA
                                                     Variable
                                                Pass-Through Rate
4-A-1..........       4          $145,552,000      Senior/Super      January 2037     November 2036      Aaa/AAA
                                                 Senior/Variable
                                                Pass-Through Rate
4-A-2..........       4          $26,734,000      Senior/Support/    January 2037     November 2036      Aaa/AAA
                                                    Variable
                                                Pass-Through Rate
4-A-X..........       4        $172,286,000 (3)   Senior/Notional    November 2016    November 2016      Aaa/AAA
                                                 Amount/Interest
                                                   Only/Fixed
                                                Pass-Through Rate
A-R............       1              $100          Senior/REMIC      January 2037     December 2006       NR/AAA
                                                     Residual
I-B-1..........   1, 2 and 3      $5,164,000       Subordinate/      January 2037     November 2036       Aa2/AA
                                                     Variable
                                                Pass-Through Rate
I-B-2..........   1, 2 and 3      $3,331,000       Subordinate/      January 2037     November 2036        A2/A
                                                     Variable
                                                Pass-Through Rate

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                                   Initial
                              Class Certificate
                              Balance / Initial                     Final Scheduled   Modeled Final   Initial Rating
                Related Loan   Notional Amount                       Distribution     Distribution    (Moody's/S&P)
     Class          Group            (1)               Type              Date             Date             (2)
--------------- ------------ ------------------- ----------------- ---------------- ---------------- -----------------
I-B-3..........   1, 2 and 3      $2,165,000       Subordinate/      January 2037     November 2036      Baa2/BBB
                                                    Variable
                                                Pass-Through Rate
II-B-1.........       4           $4,827,000       Subordinate/      January 2037     November 2036       Aa2/AA
                                                    Variable
                                                Pass-Through Rate
II-B-2.........       4           $3,063,000       Subordinate/      January 2037     November 2036        A2/A
                                                    Variable
                                                Pass-Through Rate
II-B-3.........       4           $1,949,000       Subordinate/      January 2037     November 2036       Baa2/BBB
                                                    Variable
                                                Pass-Through Rate
Non-Offered
Certificates(4)
I-P............  1, 2, 3 and 4       $100           Prepayment            N/A              N/A
                                                     Charges
II-P...........  1, 2, 3 and 4       $100           Prepayment            N/A              N/A
                                                     Charges
I-B-4..........  1, 2 and 3       $2,498,000       Subordinate/      January 2037    November 2036
                                                    Variable
                                                Pass-Through Rate
I-B-5..........  1, 2 and 3        $833,000        Subordinate/      January 2037    November 2036
                                                    Variable
                                                Pass-Through Rate
I-B-6..........  1, 2 and 3        $666,704        Subordinate/      January 2037    November 2036
                                                    Variable
                                                Pass-Through Rate
II-B-4.........       4           $1,857,000       Subordinate/      January 2037    November 2036
                                                    Variable
                                                Pass-Through Rate
II-B-5.........       4           $1,021,000       Subordinate/      January 2037    November 2036
                                                    Variable
                                                Pass-Through Rate
II-B-6.........       4            $650,419        Subordinate/      January 2037    November 2036
                                                    Variable
                                                Pass-Through Rate


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(1)      This amount is subject to a permitted variance in the aggregate of plus or minus 10% and depends on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3) The notional amount of this class of certificates will be calculated as described in this free writing prospectus under "Description of the Certificates--Notional Amount Certificates."

(4) The Class I-P, Class II-P, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to these certificates is provided only to permit a better understanding of the offered certificates.




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The certificates also will have the following characteristics:


                                Initial
                           Pass-Through Rate                         Interest Accrual      Interest Accrual
           Class                  (1)           Pass-Through Rate         Period              Convention
-------------------------- ------------------ -------------------- -------------------- ----------------------
  Offered Certificates
  1-A-1..................      5.85968%                 (2)          calendar month (3)        30/360 (4)
  1-A-2-1................      5.85968%                 (2)          calendar month (3)        30/360 (4)
  1-A-2-2................      5.85968%                 (2)          calendar month (3)        30/360 (4)
  2-A-1-1................      5.82764%                 (2)          calendar month (3)        30/360 (4)
  2-A-1-2................      5.82764%                 (2)          calendar month (3)        30/360 (4)
  2-A-2-1................      5.54000%                 (5)          calendar month (3)        30/360 (4)
  2-A-2-X................         (6)                   (6)          calendar month (3)        30/360 (4)
  3-A-1..................      5.83307%                 (2)          calendar month (3)        30/360 (4)
  3-A-2..................      5.83307%                 (2)          calendar month (3)        30/360 (4)
  4-A-1..................      6.00000%                 (5)          calendar month (3)        30/360 (4)
  4-A-2..................      6.00000%                 (5)          calendar month (3)        30/360 (4)
  4-A-X..................         (7)                   (7)          calendar month (3)        30/360 (4)
  A-R....................      5.85968%                 (2)          calendar month (3)        30/360 (4)
  I-B-1..................      5.84182%                 (8)          calendar month (3)        30/360 (4)
  I-B-2..................      5.84182%                 (8)          calendar month (3)        30/360 (4)
  I-B-3..................      5.84182%                 (8)          calendar month (3)        30/360 (4)
  II-B-1.................      6.16520%                 (2)          calendar month (3)        30/360 (4)
  II-B-2.................      6.16520%                 (2)          calendar month (3)        30/360 (4)
  II-B-3.................      6.16520%                 (2)          calendar month (3)        30/360 (4)
  Non-Offered
  Certificates
  Class I-P..............           (9)                 (9)                  N/A                   N/A
  Class II-P.............           (9)                 (9)                  N/A                   N/A
  I-B-4..................      5.84182%                 (8)          calendar month (3)        30/360 (4)
  I-B-5..................      5.84182%                 (8)          calendar month (3)        30/360 (4)
  I-B-6..................      5.84182%                 (8)          calendar month (3)        30/360 (4)
  II-B-4.................      6.16520%                 (2)          calendar month (3)        30/360 (4)
  II-B-5.................      6.16520%                 (2)          calendar month (3)        30/360 (4)
  II-B-6.................      6.16520%                 (2)          calendar month (3)        30/360 (4)


   (1)   Reflects the expected pass-through rate as of the closing date.
   (2) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in the corresponding loan group.
   (3)   These certificates will settle with accrued interest.
   (4) Interest accrues at the rate specified in this table based on a 360-day year that consists of twelve 30-day months.
   (5) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in the corresponding loan group minus the pass-through rate of the class of notional amount certificates in the related senior certificate group for that interest accrual period.
   (6) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be (x) up to and including the distribution date in November 2011, 0.28764% per annum, and (y) any distribution date thereafter, 0.00% per annum.
   (7) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be (x) up to and including the distribution date in November 2016, 0.16520% per annum, and (y) any distribution date thereafter, 0.00% per annum.
   (8) The pass-through rate for a class of group I subordinated certificates for the interest accrual period related to each distribution date will be a per annum rate equal to the sum of the following for each loan group in Aggregate Loan Group I: the product of (x) the weighted average adjusted net mortgage rate of the related mortgage loans, weighted on the basis their stated principal balance as of the first day of the related due period (after giving effect to prepayments received in the prepayment period that ends during such period) and (y) a fraction the numerator of which is the related assumed balance immediately prior to that distribution date, and the denominator of which is the aggregate class certificate balance of the group I subordinated certificates immediately prior to that Distribution Date.
   (9) The Class I-P and Class II-P Certificates will not accrue any interest.



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                                      9
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Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

   Designation              Class of Certificates
----------------   --------------------------------------------------------
Senior             Class 1-A-1, Class 1-A-2-1, Class
  Certificates:    1-A-2-2, Class 2-A-1-1, Class 2-A-1-2,
                   Class 2-A-2-1, Class 2-A-2-X, Class 3-A-1, Class 3-A-2,
                   Class 4-A-1, Class 4-A-2, Class 4-A-X and Class A-R
                   Certificates

Subordinated       Class I-B-1, Class I-B-2, Class I-B-3,
  Certificates     Class I-B-4, Class I-B-5, Class I-B-6,
                   Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4,
                   Class II-B-5 and Class II-B-6 Certificates

Group I            The Group 1, Group 2 and Group 3
  Certificates     Senior Certificates and Group I
                   Subordinated Certificates

Group II           The Group 4 Senior Certificates and
  Certificates     Group II Subordinated Certificates

Group I            Class I-B-1, Class I-B-2, Class I-B-3,
  Subordinated     Class I-B-4, Class I-B-5 and Class
  Certificates:    I-B-6, Certificates

Group II           Class II-B-1, Class II-B-2, Class
  Subordinated     II-B-3, Class II-B-4, Class II-B-5 and
  Certificates     Class II-B-6

Group 1 Senior     Class 1-A-1, Class 1-A-2-1, Class
Certificates       1-A-2-2 and Class A-R Certificates

Group 2 Senior     Class 2-A-1-1, Class 2-A-1-2, Class
Certificates       2-A-2-1 and Class 2-A-2-X Certificates

Group 3 Senior     Class 3-A-1 and Class 3-A-2
Certificates       Certificates

Group 4 Senior     Class 4-A-1, Class 4-A-2 and Class
Certificates       4-A-X Certificates

Notional Amount    Class 2-A-2-X and Class 4-A-X
  Certificates     Certificates

Offered            Senior Certificates, Class I-B-1,
  Certificates:    Class I-B-2, Class I-B-3, Class
                   II-B-1, Class II-B-2 and Class II-B-3
                   Certificates

Super Senior       Class 1-A-2-1, Class 2-A-1-1, Class
  Certificates:    3-A-1 and Class 4-A-1 Certificates

Support            Class 1-A-2-2, Class 2-A-1-2, Class
  Certificates:    3-A-2 and Class 4-A-2 Certificates


Record Date

The last business day of the month preceding the month of a distribution date.

Denominations

Offered Certificates other than the Class A-R Certificate):
$25,000 and multiples of $1,000 in excess thereof.
Class A-R Certificates:
$100.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company in the United States and, upon request, through Clearstream Luxembourg or the Euroclear System in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

Distribution Dates

We will make distributions on the 25th day of each month. If the 25th day of a month is not a business day, then we will make distributions the next business day. The first distribution is scheduled for December 26, 2006.

Interest Distributions

The related interest accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table above.

On each distribution date, to the extent funds are available for the related loan group or aggregate loan group, each interest-bearing class of certificates will be entitled to receive:

     o interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or notional amount immediately


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                                      10

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          prior to that distribution date; and

     o    any interest remaining unpaid from prior distribution dates; less

     o any net interest shortfalls allocated to that class for that distribution date.

When a borrower makes a full or partial prepayment on a mortgage loan, the amount of interest that the borrower is required to pay may be less than the amount of interest certificateholders would otherwise be entitled to receive with respect to the mortgage loan. The servicer is required to reduce its servicing compensation to offset this shortfall but the reduction for any distribution date is limited to an amount equal to the product of one-twelfth of 0.125% multiplied by the pool balance as of the first day of the prior month. If the aggregate amount of interest shortfalls resulting from prepayments on the mortgage loans in a loan group exceeds the amount of the reduction in the servicer's servicing compensation, the interest entitlement for each related class of certificates will be reduced proportionately by the amount of this excess.

For each class of certificates, any unpaid interest amounts (which is interest due, but not paid, on a prior distribution date) will be payable as and to the extent described in this free writing prospectus.

Allocation of Net Interest Shortfalls

For any distribution date, the interest entitlement for each interest-bearing class of certificates will be reduced by the amount of net interest shortfalls experienced by the mortgage loans in the related loan group or aggregate loan group resulting from:

     o    prepayments on the mortgage loans; and

     o reductions in the interest rate on the related mortgage loans due to Servicemembers Civil Relief Act reductions or debt service reductions.

Net interest shortfalls for a loan group on any distribution date will be allocated pro rata among all interest-bearing classes of the related senior certificates and the related classes of subordinated certificates based on their respective entitlements, (or, in the case of the classes of group I subordinated certificates, based on interest accrued on each such subordinated class' share of the assumed balance, as described more fully in this free writing prospectus under "Description of the Certificates -- Interest,") in each case before taking into account any reduction in the interest entitlements due to shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the related classes of certificates in the order described below under "-- Priority of Distributions Among Certificates," interest will be distributed on each class of related certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date.

Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and generally consists of the following amounts with respect to the mortgage loans in a loan group (after the fees and expenses described under the next heading are subtracted):

     o all scheduled installments of interest and principal due and received on the mortgage loans in that loan group in the applicable period, together with any advances with respect to them;

     o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures;

     o net proceeds from the liquidation of defaulted mortgage loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

     o subsequent recoveries with respect to mortgage loans in that loan group;

     o partial or full prepayments with respect to mortgage loans in that loan group collected

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                                      11

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          during the applicable period, together with interest paid in connection with the prepayment, other than certain excess amounts payable to the servicer and the compensating interest; and

     o any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan in that loan group repurchased by the seller or purchased by the servicer during the applicable period.

Fees and Expenses

The amounts available for distribution on the certificates on any distribution date generally will not include the following amounts:

     o the servicing fee and additional servicing compensation due to the servicer;

     o    the trustee fee due to the trustee;

     o    any lender paid mortgage insurance premiums

     o amounts reimbursed to the servicer and the trustee in respect of advances previously made by them and other amounts for which the servicer and the trustee are entitled to be reimbursed;

     o all prepayment charges (which are distributable only to the Class I-P and Class II-P Certificates, as applicable); and

     o all other amounts for which the depositor, the seller or the servicer is entitled to be reimbursed.

Any amounts paid from the amount available for distribution to the certificateholders will reduce the amount that could have been distributed to the certificateholders.

Servicing Compensation

Servicing Fee

The servicer will be paid a monthly fee (referred to as the servicing fee) with respect to each mortgage loan that will equal one-twelfth of the stated principal balance of such mortgage loan multiplied by the servicing fee rate. The servicing fee rate for each mortgage loan in loan group 1 and loan group 4 will be 0.375% per annum and for each mortgage loan in loan group 2 and loan group 3 will be 0.250% per annum. The amount of the servicing fee is subject to adjustment with respect to certain prepaid mortgage loans.

Additional Servicing Compensation

The servicer is also entitled to receive additional servicing compensation from late payment fees, assumption fees and other similar charges (excluding prepayment charges) and investment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds.

Source and Priority of Payments;

These amounts will be paid to the servicer from collections on the mortgage loans prior to any distributions on the certificates.

Priority of Distributions

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group, will be distributed in the following order:

     o to interest on each interest-bearing class of senior certificates related to that loan group, pro rata, based on their respective interest distribution amounts;

     o to principal of the classes of senior certificates relating to that loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth below;

     o to interest on and then principal of the related classes of subordinated certificates, in the order of their seniority, beginning with the Class I-B-1 and Class II-B-1 Certificates, as applicable, in each case subject to the limitations set forth below; and

     o    from any remaining available amounts, to the Class A-R Certificates.

Principal Distributions

Generally, principal collections from the mortgage loans in a loan group are allocated to the senior certificates as set forth below, and any remainder is allocated to the related group of subordinated certificates:


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                                      12

     o in the case of scheduled principal collections on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of the related senior certificates to the aggregate stated principal balance of the mortgage loans in the loan group and

     o in the case of principal prepayments on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the seventh anniversary of the first distribution date, at which time the percentage will step down as described in this free writing prospectus, if the specified conditions are met.

Notwithstanding the foregoing,

     o no decrease in the senior prepayment percentage related to a loan group in an aggregate loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group in that aggregate loan group are satisfied and

     o if the subordination percentage for a group of subordinated certificates meets a certain threshold and certain conditions related to loss and delinquency performance of the mortgage loans in each loan group in the related aggregate loan group are satisfied (referred to as the "two-times test"), the senior prepayment percentage for each related senior certificate group will step down prior to the seventh anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Senior Certificates:

On each distribution date, the principal amount for each loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the following classes of senior certificates:

     o    with respect to loan group 1, in the following order:

          1) to the Class A-R Certificates, until its class certificate balance is reduced to zero;

          2) to the Class 1-A-1, until its class certificate balance is reduced to zero; and

          3) concurrently, to the Class 1-A-2-1 and Class 1-A-2-2
          Certificates, pro rata, until their respective class certificate balances are reduced to zero.

     o    with respect to loan group 2, in the following order:

          1) concurrently, to the Class 2-A-1-1 and Class 2-A-1-2
          Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

          2) to the Class 2-A-2-1 Certificates, until its class certificate balance is reduced to zero.

     o with respect to loan group 3, concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

     o with respect to loan group 4, concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the principal amount related to each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the related classes of subordinated certificates in order of their distribution priorities, beginning with the Class I-B-1 and Class II-B-1 Certificates, as applicable, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the related subordinated principal distribution amount from each loan group in the related aggregate loan group; provided, that if the applicable credit support percentage of a class of subordinated certificates (other than the class of subordinated certificates in the related subordinated certificate group then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class of subordinated certificates (referred to as a "restricted class"), the restricted classes will not receive distributions of principal prepayments. Instead, the portion of principal prepayments otherwise


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                                      13

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distributable to the restricted class will be allocated to those classes of subordinated certificates in the same subordinated certificate group that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

Required Repurchases, Substitutions or Purchases of Mortgage Loans

The seller will make certain representations and warranties relating to the mortgage loans pursuant to the pooling and servicing agreement. If with respect to any mortgage loan any of the representations and warranties are breached in any material respect as of the date made, or an uncured material document defect exists, the seller will be obligated to repurchase or substitute for the mortgage loan.

The servicer is permitted to modify any mortgage loan at the request of the related mortgagor, provided that the servicer purchases the mortgage loan from the issuing entity immediately preceding the modification and that the modification is in lieu of a refinancing. In addition, under limited circumstances, the servicer will repurchase certain mortgage loans that experience an early payment default (default in the first three months following origination).

Credit Enhancement

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the related classes of subordinated certificates. Among the subordinated certificates within each group of subordinated certificates, each class of subordinated certificates will have a distribution priority over the class or classes of certificates in that group with a higher numerical designation, if any.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against most losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the related group of subordinated certificates, beginning with the class of subordinated certificates in that group of subordinated certificates then outstanding with the lowest priority of distribution, and second to the related senior certificates (other than the notional amount certificates) in accordance with the priorities set forth above under "-- Allocation of Realized Losses." However, any realized losses on the mortgage loans in a loan group that would otherwise be allocated to the related Super Senior Class of certificates will instead be allocated to the related Support Class of certificates until its class certificate balance is reduced to zero.

Additionally, as described above under "-- Principal Distributions," unless certain conditions are met, the senior prepayment percentage related to a loan group (which determines the allocation of unscheduled payments of principal between the related senior certificates and the related subordinated certificates) will exceed the related senior percentage (which represents such senior certificates' pro rata percentage interest in the mortgage loans in that loan group). This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the loan group evidenced by the related group of subordinated certificates. Increasing the respective interest of a group of subordinated certificates relative to that of the related classes of senior certificates is intended to preserve the availability of the subordination provided by that group of subordinated certificates.

Cross-Collateralization of Aggregate Loan Group I

If the senior certificates of one senior certificate group have been paid in full before the senior certificates of the other senior certificate group(s), all principal on the mortgage loans related to the senior certificate group that was paid in full will be distributed to those remaining senior certificates on a pro rata basis. However, those distributions will not be made if the level of subordination provided by the group I subordinated certificates has doubled from the original level and the delinquency performance of the mortgage loans in aggregate loan group I satisfies the test described in this free writing prospectus under "Description of the Certificates--Cross-Collateralization."

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                                      14

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If on any distribution date the aggregate class certificate balance of the senior certificates of a senior certificate group related to aggregate loan group I, after giving effect to distributions to be made on that distribution date, is greater than the aggregate stated principal balance of the mortgage loans in that loan group (any such group, an "undercollateralized group"), all amounts otherwise distributable as principal to the group I subordinated certificates (or, following the senior credit support depletion date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of that undercollateralized group, until the aggregate class certificate balance of the senior certificates of the undercollateralized group equals the aggregate stated principal balance of the mortgage loans in that loan group in aggregate loan group I (such distribution, an "undercollateralization distribution"). If the senior certificates of a senior certificate group related to aggregate loan group I constitute an undercollateralized group on any distribution date following the related senior credit support depletion date, undercollateralization distributions will be made from the excess of the available funds for the other loan group(s) in aggregate loan group I remaining after all required amounts for that distribution date have been distributed to the senior certificates of that senior certificate group.

Accordingly, the group I subordinated certificates will not receive distributions of principal until each undercollateralized group in aggregate loan group I is no longer undercollateralized.

All distributions described in this "--Cross-Collateralization" section will be made in accordance with the priorities set forth below under "Distributions on the Certificates -- Principal -- Senior Principal Distribution Amount" and "-- Subordinated Principal Distribution Amount."

There is no cross-collateralization permitted between the group I certificates and the group II certificates.

Advances

The servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal distributions on the certificates and are not intended to guarantee or insure against losses.

Optional Termination

The servicer may purchase all of the remaining assets of the issuing entity relating to an aggregate loan group and retire all related outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans in that aggregate loan group and real estate related to the mortgage loans in the aggregate loan group owned by the issuing entity declines below 10% of the aggregate stated principal balance of the mortgage loans in that aggregate loan group as of the cut-off date.

Tax Status

For federal income tax purposes, the issuing entity will comprise one or more real estate mortgage investment conduits in a tiered structure. The highest tier will be referred to as the Master REMIC and each underlying tier (if any) will be referred to as an underlying REMIC. Each underlying REMIC (if any) will hold mortgage loans (or uncertificated regular interests) and will issue several classes of uncertificated regular interests and a single uncertificated residual interest. The Master REMIC will hold as assets regular interests issued by underlying REMICs (or the mortgage loans if there are no underlying REMICs) and will issue the several classes of certificates, which, other than the Class A-R Certificate, will represent the regular interests in the Master REMIC. The Class A-R Certificate will represent ownership of both the residual interest in the Master REMIC and the residual interests in any underlying REMIC.

ERISA Considerations

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.

Legal Investment

The senior certificates and the Class I-B-1 and Class II-B-1 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class I-B-2, Class II-B-2, Class I-B-3 and Class II-B-3 Certificates will not be rated

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                                      15

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in one of the two highest rating categories by a nationally recognized statistical rating organization, and therefore, will not be mortgage related securities for purposes of that Act. See "Legal Investment" in the prospectus.






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                                      16


                                                     The Mortgage Pool

                                                       Loan Group 1


                                     Mortgage Rates for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of                              Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Mortgage Rates (%)                       Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
5.001 - 5.500 .....................          6  $  4,652,000.00         3.45%     5.473%       762  $775,333.33     52.03%
5.501 - 6.000 .....................         40    28,189,710.00        20.92      5.824        762   704,742.75     64.73
6.001 - 6.500 .....................        126    88,887,655.00        65.96      6.343        756   705,457.58     64.96
6.501 - 7.000 .....................         25    12,374,801.00         9.18      6.700        742   494,992.04     70.98
7.001 - 7.500 .....................          1       650,000.00         0.48      7.125        789   650,000.00     79.95
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 1
    Mortgage Loans was approximately 6.241% per annum.



                               Current Principal Balances for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Current Mortgage             Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Principal Balances ($)              Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
50,000.01 - 100,000.00 ............          2  $    200,000.00         0.15%     6.500%       714  $100,000.00     23.31%
100,000.01 - 150,000.00 ...........          7       977,400.00         0.73      6.339        767   139,628.57     56.16
150,000.01 - 200,000.00 ...........         10     1,755,500.00         1.30      6.346        766   175,550.00     46.89
200,000.01 - 250,000.00 ...........          6     1,385,000.00         1.03      6.425        749   230,833.33     51.68
250,000.01 - 300,000.00 ...........          7     1,904,400.00         1.41      6.151        755   272,057.14     61.53
300,000.01 - 350,000.00 ...........          5     1,615,250.00         1.20      6.316        749   323,050.00     53.50
350,000.01 - 400,000.00 ...........         11     4,088,250.00         3.03      6.329        757   371,659.09     65.29
400,000.01 - 450,000.00 ...........          9     3,924,000.00         2.91      6.347        747   436,000.00     66.70
450,000.01 - 500,000.00 ...........          9     4,272,335.00         3.17      6.348        753   474,703.89     68.69
500,000.01 - 550,000.00 ...........         19     9,916,551.00         7.36      6.343        757   521,923.74     66.00
550,000.01 - 600,000.00 ...........         17     9,852,970.00         7.31      6.139        762   579,586.47     71.04
600,000.01 - 650,000.00 ...........          7     4,480,800.00         3.33      6.291        770   640,114.29     62.39
650,000.01 - 700,000.00 ...........         11     7,542,240.00         5.60      6.273        749   685,658.18     73.64
700,000.01 - 750,000.00 ...........          9     6,495,250.00         4.82      6.170        760   721,694.44     64.90
750,000.01 - 800,000.00 ...........         13    10,114,950.00         7.51      6.191        752   778,073.08     73.59
800,000.01 - 850,000.00 ...........          6     4,937,300.00         3.66      6.290        764   822,883.33     68.47
850,000.01 - 900,000.00 ...........          7     6,222,600.00         4.62      6.179        756   888,942.86     66.41
900,000.01 - 950,000.00 ...........          5     4,630,000.00         3.44      6.198        774   926,000.00     66.73
950,000.01 - 1,000,000.00  ........         12    11,871,500.00         8.81      6.260        739   989,291.67     66.05
1,000,000.01 - 1,250,000.00 .......          9    10,288,500.00         7.64      6.249        760 1,143,166.67     61.79
1,250,000.01 - 1,500,000.00 .......         11    15,561,370.00        11.55      6.132        764 1,414,670.00     70.03
1,500,000.01 - 1,750,000.00 .......          1     1,580,000.00         1.17      6.375        788 1,580,000.00     31.60
1,750,000.01 - 2,000,000.00 .......          3     5,938,000.00         4.41      6.171        744 1,979,333.33     52.37
2,000,000.01 - 2,250,000.00 .......          1     2,200,000.00         1.63      6.375        736 2,200,000.00     53.66
2,750,000.01 - 3,000,000.00 .......          1     3,000,000.00         2.23      6.375        767 3,000,000.00     42.86
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the average principal balance of the Group 1
    Mortgage Loans was approximately $680,576.60


                                                            17


                             Original Loan-to-Value Ratios for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Original                     Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan-to-Value Ratios (%)                 Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
20.01 - 30.00 .....................          9  $  3,971,500.00         2.95%     6.006%       769  $441,277.78     24.71%
30.01 - 40.00 .....................         12     6,082,001.00         4.51      6.318        768   506,833.42     33.79
40.01 - 50.00 .....................         23    17,364,500.00        12.89      6.178        752   754,978.26     45.80
50.01 - 60.00 .....................         18    13,139,000.00         9.75      6.135        760   729,944.44     55.96
60.01 - 70.00 .....................         43    29,499,860.00        21.89      6.246        753   686,043.26     65.12
70.01 - 80.00 .....................         93    64,697,305.00        48.01      6.285        757   695,669.95     77.54
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 1 Mortgage Loans was approximately 65.09%.



                              Original Term to Stated Maturity for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Original Term to Stated               Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Maturity (Months)                        Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
360 ...............................        198  $134,754,166.00       100.00%     6.241%       756  $680,576.60     65.09%
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============



                           Remaining Terms to Stated Maturity for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Remaining Terms to Stated             Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Maturity (Months)                        Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
358 ...............................          2  $    471,900.00         0.35%     6.486%       747  $235,950.00     68.50%
359 ...............................         27    19,933,925.00        14.79      6.277        762   738,293.52     69.40
360 ...............................        169   114,348,341.00        84.86      6.234        756   676,617.40     64.33
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average remaining term to stated
    maturity of the Group 1 Mortgage Loans was approximately 360 months.


                                                            18


                    Geographic Distribution of the Mortgaged Properties for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
State                                    Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Arizona ...........................          4  $  1,627,000.00         1.21%     6.628%       763  $406,750.00     75.34%
California ........................        154   110,421,301.00        81.94      6.222        757   717,021.44     63.99
Colorado ..........................          3     1,396,670.00         1.04      6.437        775   465,556.67     77.24
Connecticut .......................          3     2,103,750.00         1.56      6.321        747   701,250.00     71.96
Florida ...........................          3     1,540,750.00         1.14      6.434        756   513,583.33     60.62
Idaho .............................          1       104,900.00         0.08      6.875        789   104,900.00     63.61
Illinois ..........................          1       967,000.00         0.72      6.375        739   967,000.00     64.47
Maryland ..........................          2       911,000.00         0.68      6.625        768   455,500.00     77.91
Massachusetts .....................          2     3,100,000.00         2.30      6.331        759 1,550,000.00     64.28
Minnesota .........................          1       540,000.00         0.40      6.375        758   540,000.00     80.00
Missouri ..........................          1       164,000.00         0.12      6.375        797   164,000.00     78.85
Nevada ............................          1       150,000.00         0.11      6.625        746   150,000.00     75.00
New Jersey ........................          5     2,626,000.00         1.95      6.161        749   525,200.00     74.96
New York ..........................          5     2,046,550.00         1.52      6.161        746   409,310.00     66.08
North Carolina ....................          1       539,000.00         0.40      6.625        712   539,000.00     67.38
Ohio ..............................          1       527,500.00         0.39      6.375        735   527,500.00     63.94
Oregon ............................          1       405,000.00         0.30      6.375        724   405,000.00     55.86
Tennessee .........................          1       800,000.00         0.59      6.250        756   800,000.00     64.00
Texas .............................          3     3,035,120.00         2.25      6.158        751 1,011,706.67     80.00
Virginia ..........................          2       705,625.00         0.52      6.375        785   352,812.50     60.64
Washington ........................          3     1,043,000.00         0.77      6.226        716   347,666.67     59.37
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============



                                Mortgagors' FICO Scores for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of FICO                         Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Credit Scores                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
681 - 700 .........................          3  $  2,063,000.00         1.53%     5.619%       699  $687,666.67     55.44%
701 - 720 .........................         25    15,194,150.00        11.28      6.374        708   607,766.00     64.71
721 - 740 .........................         32    24,401,070.00        18.11      6.294        733   762,533.44     65.63
741 - 760 .........................         42    26,400,550.00        19.59      6.263        752   628,584.52     68.16
761 - 780 .........................         48    33,462,021.00        24.83      6.239        770   697,125.44     65.36
781 - 800 .........................         43    30,694,350.00        22.78      6.150        789   713,822.09     61.90
801 - 820 .........................          5     2,539,025.00         1.88      6.342        802   507,805.00     73.30
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
    Group 1 Mortgage Loans was approximately 756.


                                                            19


                               Types of Mortgaged Properties for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Property Type                         Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Planned Unit                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Development (PUD) .................         40  $ 26,459,721.00        19.64%     6.295%       754  $661,493.03     67.24%
High-Rise Condominium .............          3       877,000.00         0.65      6.557        740   292,333.33     38.93
Low-rise Condominium ..............         11     5,478,050.00         4.07      6.324        760   498,004.55     66.11
Single Family Residence ...........        138    98,631,695.00        73.19      6.223        756   714,722.43     64.94
Townhouse .........................          2     1,426,000.00         1.06      6.096        760   713,000.00     56.31
Two- to Four-Family
Residence .........................          4     1,881,700.00         1.40      6.180        780   470,425.00     59.03
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============



                                          Purposes of the Group 1 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Purpose                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Purchase ..........................         55  $ 44,819,755.00        33.26%     6.211%       766  $814,904.64     71.03%
Refinance (Rate/Term) .............         41    28,025,100.00        20.80      6.205        760   683,539.02     64.50
Refinance (Cashout) ...............        102    61,909,311.00        45.94      6.280        748   606,954.03     61.07
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============



                                    Occupancy Types for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Occupancy Type                           Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Primary Home ......................        176  $125,258,391.00        92.95%     6.233%       756  $711,695.40     65.36%
Secondary Home ....................          2     1,396,250.00         1.04      6.437        762   698,125.00     52.71
Investment ........................         20     8,099,525.00         6.01      6.336        762   404,976.25     63.14
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============

------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                  Loan Documentation Types for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Type of Program                          Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Full/Alternate ....................         47  $ 36,385,680.00        27.00%     6.174%       758  $774,163.40     73.63%
Stated Income .....................        125    87,856,186.00        65.20      6.256        755   702,849.49     63.01
No Ratio ..........................          6     2,885,600.00         2.14      6.650        771   480,933.33     60.12
No Income/No Asset ................          3       755,000.00         0.56      6.323        757   251,666.67     54.31
No Doc ............................         17     6,871,700.00         5.10      6.230        759   404,217.65     49.82
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============


                                                            20


                                   Ranges of Loan Age for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of                              Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Age (Months)                        Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
0 .................................        169  $114,348,341.00        84.86%     6.234%       756  $676,617.40     64.33%
1 - 5 .............................         29    20,405,825.00        15.14      6.282        762   703,649.14     69.38
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 1
    Mortgage Loans was approximately 0 months.



                                       Loan Programs for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Program                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
10/1 LIBOR ........................         21  $ 13,176,710.00         9.78%     6.151%       756  $627,462.38     62.54%
10/1 LIBOR 40/30 Balloon ..........          3     1,630,000.00         1.21      6.446        760   543,333.33     78.41
10/1 LIBOR Interest Only ..........        174   119,947,456.00        89.01      6.248        757   689,353.20     65.19
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============



                                Original Interest Only Terms of the Group 1 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Original Interest Only                Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Term (Months)                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
None ..............................         24  $ 14,806,710.00        10.99%     6.183%       756  $616,946.25     64.29%
120 ...............................        174   119,947,456.00        89.01      6.248        757   689,353.20     65.19
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============



                              Prepayment Charge Terms and Types of the Group 1 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Prepayment Charge                     Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Term and Type (Months)                   Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
None ..............................        100  $ 77,079,981.00        57.20%     6.318%       759  $770,799.81     64.12%
12 - Hard .........................         27    17,007,750.00        12.62      6.289        759   629,916.67     66.20
24 - Hard .........................          7     4,800,000.00         3.56      6.277        720   685,714.29     62.46
36 - Hard .........................         64    35,866,435.00        26.62      6.048        755   560,413.05     67.02
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============


                                                            21


                                     Gross Margins for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Range of Gross Margins (%)               Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
2.000 - 2.499 .....................         11  $  3,577,210.00         2.65%     6.158%       771  $325,200.91     69.27%
2.500 - 2.999 .....................        187   131,176,956.00        97.35      6.243        756   701,481.05     64.98
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1
    Mortgage Loans was approximately 2.737%.



                             Months to Initial Adjustment Date for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
Range of Number of                   Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Months to Initial                     Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Adjustment Date                          Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
111 - 120 .........................        197  $134,194,166.00        99.58%     6.241%       756  $681,188.66     65.16%
121 - 130 .........................          1       560,000.00         0.42      6.250        789   560,000.00     50.00
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============



                                 Maximum Mortgage Rates for the Group 1 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Maximum Mortgage             Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Rate (%)                                 Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
10.000 - 10.499 ...................          1  $    988,000.00         0.73%     5.375%       700  $988,000.00     64.79%
10.500 - 10.999 ...................         34    25,518,410.00        18.94      5.733        764   750,541.47     61.39
11.000 - 11.499 ...................        113    80,311,935.00        59.60      6.287        756   710,725.09     64.77
11.500 - 11.999 ...................         49    27,285,821.00        20.25      6.591        752   556,853.49     69.17
12.000 - 12.499 ...................          1       650,000.00         0.48      7.125        789   650,000.00     79.95
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
    Group 1 Mortgage Loans was approximately 11.241%.


                                                            22


                                 Initial Periodic Rate Cap for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Initial Periodic                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Rate Cap (%)                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
5.000 .............................        198  $134,754,166.00       100.00%     6.241%       756  $680,576.60     65.09%
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============



                                Subsequent Periodic Rate Cap for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Subsequent Periodic                   Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Rate Cap (%)                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
2.000 .............................        198  $134,754,166.00       100.00%     6.241%       756  $680,576.60     65.09%
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============



                                    Origination Channel for the Group 1 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Origination Channel                      Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Correspondent .....................         93  $ 72,989,606.00        54.17%     6.196%       760  $784,834.47     64.91%
Consumer Direct ...................          6     3,017,550.00         2.24      6.215        757   502,925.00     48.79
Mortgage Professionals ............         99    58,747,010.00        43.60      6.299        752   593,404.14     66.16
                                    ----------  ---------------  ------------
    Total .........................        198  $134,754,166.00       100.00%
                                    ==========  ===============  ============


                                                            23


                                                       Loan Group 2


                                     Mortgage Rates for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of                              Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Mortgage Rates (%)                       Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
4.501 - 5.000 .....................          4  $  2,396,000.00         1.94%     4.947%       737  $599,000.00     74.18%
5.001 - 5.500 .....................         21    11,068,422.00         8.97      5.430        752   527,067.71     66.43
5.501 - 6.000 .....................         85    43,147,379.00        34.96      5.861        756   507,616.22     65.76
6.001 - 6.500 .....................         91    54,900,128.00        44.49      6.275        755   603,298.11     67.38
6.501 - 7.000 .....................         17    10,065,611.00         8.16      6.729        771   592,094.76     75.81
7.001 - 7.500 .....................          2     1,834,000.00         1.49      7.500        716   917,000.00     71.28
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 2
    Mortgage Loans was approximately 6.084% per annum.



                               Current Principal Balances for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Current Mortgage             Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Principal Balances ($)              Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
50,000.01 - 100,000.00 ............          1  $     80,000.00         0.06%     6.000%       801  $ 80,000.00     14.95%
100,000.01 - 150,000.00 ...........          7       898,680.00         0.73      6.158        749   128,382.86     52.16
150,000.01 - 200,000.00 ...........         12     2,162,300.00         1.75      6.048        731   180,191.67     51.18
200,000.01 - 250,000.00 ...........         20     4,457,250.00         3.61      5.822        753   222,862.50     54.73
250,000.01 - 300,000.00 ...........         13     3,568,000.00         2.89      5.888        743   274,461.54     56.91
300,000.01 - 350,000.00 ...........          8     2,646,000.00         2.14      6.219        749   330,750.00     61.42
350,000.01 - 400,000.00 ...........         11     4,127,320.00         3.34      6.048        758   375,210.91     66.34
400,000.01 - 450,000.00 ...........         10     4,335,800.00         3.51      6.036        751   433,580.00     65.18
450,000.01 - 500,000.00 ...........         18     8,448,422.00         6.85      6.297        756   469,356.78     74.26
500,000.01 - 550,000.00 ...........         29    15,147,702.00        12.27      6.057        763   522,334.55     68.28
550,000.01 - 600,000.00 ...........         16     9,240,460.00         7.49      6.007        766   577,528.75     70.00
600,000.01 - 650,000.00 ...........         12     7,493,000.00         6.07      6.195        759   624,416.67     62.56
650,000.01 - 700,000.00 ...........         12     8,175,460.00         6.62      6.013        759   681,288.33     70.96
700,000.01 - 750,000.00 ...........          9     6,558,706.00         5.31      6.107        766   728,745.11     60.21
750,000.01 - 800,000.00 ...........          5     3,899,000.00         3.16      5.948        754   779,800.00     71.22
800,000.01 - 850,000.00 ...........          3     2,474,000.00         2.00      5.789        765   824,666.67     61.46
850,000.01 - 900,000.00 ...........          6     5,308,750.00         4.30      6.104        740   884,791.67     73.53
900,000.01 - 950,000.00 ...........          2     1,841,500.00         1.49      6.254        776   920,750.00     69.08
950,000.01 - 1,000,000.00  ........         10     9,936,003.00         8.05      6.088        758   993,600.30     73.12
1,000,000.01 - 1,250,000.00 .......          3     3,320,000.00         2.69      6.411        754 1,106,666.67     71.01
1,250,000.01 - 1,500,000.00 .......         10    13,938,000.00        11.29      6.092        733 1,393,800.00     67.83
1,500,000.01 - 1,750,000.00 .......          1     1,635,187.00         1.32      6.250        790 1,635,187.00     75.00
1,750,000.01 - 2,000,000.00 .......          2     3,720,000.00         3.01      6.125        762 1,860,000.00     77.58
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the average principal balance of the Group 2
    Mortgage Loans was approximately $560,961.55.


                                                            24


                             Original Loan-to-Value Ratios for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Original                     Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan-to-Value Ratios (%)                 Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
10.01 - 20.00 .....................          1  $     80,000.00         0.06%     6.000%       801  $ 80,000.00     14.95%
20.01 - 30.00 .....................          8     3,144,000.00         2.55      6.077        761   393,000.00     26.07
30.01 - 40.00 .....................         12     4,021,500.00         3.26      5.995        741   335,125.00     36.62
40.01 - 50.00 .....................         20     7,976,250.00         6.46      6.020        739   398,812.50     44.95
50.01 - 60.00 .....................         26    12,378,200.00        10.03      6.003        767   476,084.62     56.45
60.01 - 70.00 .....................         56    33,313,580.00        26.99      6.066        751   594,885.36     66.18
70.01 - 80.00 .....................         97    62,498,010.00        50.64      6.124        758   644,309.38     77.61
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 2 Mortgage Loans was approximately 67.60%.



                              Original Term to Stated Maturity for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Original Term to Stated               Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Maturity (Months)                        Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
360 ...............................        220  $123,411,540.00       100.00%     6.084%       755  $560,961.55     67.60%
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============



                           Remaining Terms to Stated Maturity for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted                Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average   Average
                                     Number of        Principal    Principal    Average       FICO       Current  Loan-to-
Remaining Terms to Stated             Mortgage          Balance      Balance   Mortgage     Credit     Principal     Value
Maturity (Months)                        Loans      Outstanding  Outstanding       Rate      Score       Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------   -----------  ---------
356 ...............................          1  $  1,330,000.00         1.08%     7.500%       691 $1,330,000.00     70.00%
357 ...............................          1       504,000.00         0.41      7.500        782    504,000.00     74.67
359 ...............................         33    17,671,951.00        14.32      6.103        767    535,513.67     70.63
360 ...............................        185   103,905,589.00        84.19      6.056        754    561,651.83     67.02
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average remaining term to stated
    maturity of the Group 2 Mortgage Loans was approximately 360 months.


                                                            25


                    Geographic Distribution of the Mortgaged Properties for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
State                                    Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Arizona ...........................         10  $  3,833,900.00         3.11%     6.056%       770  $383,390.00     66.41%
California ........................        144    80,783,779.00        65.46      6.055        756   560,998.47     67.17
Colorado ..........................          5     3,420,200.00         2.77      5.841        775   684,040.00     76.77
Connecticut .......................          1       460,000.00         0.37      6.625        706   460,000.00     80.00
Florida ...........................          4     3,981,999.00         3.23       6.14        774   995,499.75     71.00
Georgia ...........................          5     2,835,802.00         2.30      6.023        740   567,160.40     75.98
Hawaii ............................          1       775,000.00         0.63      6.125        717   775,000.00     77.89
Idaho .............................          1     1,330,000.00         1.08      7.500        691 1,330,000.00     70.00
Illinois ..........................          3     3,479,500.00         2.82      5.991        733 1,159,833.33     70.56
Maryland ..........................          3     2,427,460.00         1.97      6.268        751   809,153.33     78.52
Massachusetts .....................          2       387,300.00         0.31      6.506        778   193,650.00     76.47
Minnesota .........................          1       817,000.00         0.66      6.000        764   817,000.00     39.85
Nevada ............................          7     2,629,750.00         2.13      6.063        772   375,678.57     65.14
New Jersey ........................          3     1,153,000.00         0.93      5.989        757   384,333.33     54.54
New Mexico ........................          1       600,000.00         0.49      6.500        782   600,000.00     26.67
New York ..........................          4     1,659,500.00         1.34      6.292        723   414,875.00     47.47
South Carolina ....................          6     3,506,500.00         2.84      6.503        764   584,416.67     65.06
Tennessee .........................          2       944,000.00         0.76      5.488        744   472,000.00     64.01
Texas .............................          3     1,035,400.00         0.84      6.300        741   345,133.33     72.13
Utah ..............................          1     1,000,000.00         0.81      5.875        776 1,000,000.00     80.00
Virginia ..........................         10     4,367,500.00         3.54      6.039        744   436,750.00     71.04
Washington ........................          2     1,322,950.00         1.07      5.901        763   661,475.00     77.18
Wyoming ...........................          1       661,000.00         0.54      6.000        724   661,000.00     42.65
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============



                                Mortgagors' FICO Scores for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of FICO                         Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Credit Scores                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
621 - 640 .........................          1  $    255,000.00         0.21%     6.250%       637  $255,000.00     61.45%
661 - 680 .........................          1       315,000.00         0.26      6.500        673   315,000.00     75.54
681 - 700 .........................          8     3,177,000.00         2.57      6.490        695   397,125.00     65.63
701 - 720 .........................         28    14,956,040.00        12.12      6.027        711   534,144.29     61.55
721 - 740 .........................         37    21,079,251.00        17.08      5.985        730   569,709.49     68.40
741 - 760 .........................         40    25,155,299.00        20.38      5.946        751   628,882.48     68.10
761 - 780 .........................         50    29,749,326.00        24.11      6.142        770   594,986.52     70.00
781 - 800 .........................         40    21,862,723.00        17.72      6.227        789   546,568.08     70.63
801 - 820 .........................         15     6,861,901.00         5.56      6.103        809   457,460.07     57.25
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
    Group 2 Mortgage Loans was approximately 755.


                                                            26


                               Types of Mortgaged Properties for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Property Type                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Single Family Residence ...........        139  $ 79,067,462.00        64.07%     6.062%       751  $568,830.66     66.57%
Planned Unit
Development (PUD) .................         52    30,426,043.00        24.65      6.027        765   585,116.21     70.58
Low-Rise Condominium ..............         13     5,450,500.00         4.42      6.104        756   419,269.23     68.26
High-Rise Condominium .............          3     1,780,950.00         1.44      6.746        780   593,650.00     73.41
Two- to Four-Family
Residence .........................         11     5,562,085.00         4.51      6.445        760   505,644.09     64.48
Townhouse .........................          2     1,124,500.00         0.91      6.221        733   562,250.00     62.85
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============



                                          Purposes of the Group 2 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Purpose                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Purchase ..........................         54  $ 31,688,310.00        25.68%     6.130%       768  $586,820.56     74.62%
Refinance (Cash Out) ..............         89    46,214,501.00        37.45      6.013        747   519,264.06     60.63
Refinance (Rate/Term) .............         77    45,508,729.00        36.88      6.125        755   591,022.45     69.80
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============



                                    Occupancy Types for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Occupancy Type                           Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Primary Home ......................        173  $101,975,055.00        82.63%     6.015%       754  $589,451.18     68.16%
Secondary Home ....................          8     3,596,280.00         2.91      6.593        742   449,535.00     58.35
Investment ........................         39    17,840,205.00        14.46      6.376        764   457,441.15     66.28
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============

------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                  Loan Documentation Type for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Type of Program                          Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Full/Alternate ....................         54  $ 35,837,909.00        29.04%     6.053%       763  $663,664.98     72.77%
FastForward .......................          1       376,000.00         0.30      6.000        731   376,000.00     80.00
Stated Income .....................        129    76,790,231.00        62.22      6.114        753   595,273.11     67.84
No Ratio ..........................          5     2,387,000.00         1.93      6.185        736   477,400.00     64.64
No Income/No Asset ................          4     1,120,400.00         0.91      6.358        743   280,100.00     50.99
No Doc ............................         27     6,900,000.00         5.59      5.837        749   255,555.56     41.16
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============


                                                            27


                                   Ranges of Loan Age for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of                              Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Ages (Months)                       Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
0 .................................        185  $103,905,589.00        84.19%     6.056%       754  $561,651.83     67.02%
1 - 5 .............................         35    19,505,951.00        15.81      6.234        762   557,312.89     70.69
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 2
    Mortgage Loans was approximately 0 months.



                                       Loan Programs for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Program                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
5/1 LIBOR .........................         14  $  8,574,972.00         6.95%     6.243%       762  $612,498.00     67.46%
5/1 LIBOR 40/30 Balloon ...........          2       751,000.00         0.61      6.150        772   375,500.00     72.03
5/1 LIBOR Interest Only ...........        204   114,085,568.00        92.44      6.072        755   559,242.98     67.59
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============



                                Original Interest Only Terms of the Group 2 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Original Interest Only                Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Term (Months)                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
None ..............................         16  $  9,325,972.00         7.56%     6.236%       763  $582,873.25     67.82%
120 ...............................        204   114,085,568.00        92.44      6.072        755   559,242.98     67.59
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============



                              Prepayment Charge Terms and Types of the Group 2 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Prepayment Charge                     Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Term and Type (Months)                   Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
None ..............................        122  $ 76,514,199.00        62.00%     6.162%       758  $627,165.57     66.77%
12 - Hard .........................         30    16,042,180.00        13.00      6.053        757   534,739.33     69.70
24 - Hard .........................         17     9,017,600.00         7.31      5.974        750   530,447.06     71.84
36 - Hard .........................         51    21,837,561.00        17.69      5.880        748   428,187.47     67.24
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============


                                                            28


                                     Gross Margins for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Gross                        Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Margins (%)                              Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
2.000 - 2.499 .....................         15  $  6,772,500.00         5.49%     6.019%       746  $451,500.00     62.39%
2.500 - 2.999 .....................        205   116,639,040.00        94.51      6.088        756   568,970.93     67.91
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2
    Mortgage Loans was approximately 2.723%.



                             Months to Initial Adjustment Date for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Number of Months             Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
to Initial Adjustment Date               Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
51 - 60 ...........................        197  $109,439,180.00        88.68%     6.073%       755  $555,528.83     67.02%
61 - 70 ...........................         23    13,972,360.00        11.32      6.173        755   607,493.91     72.21
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============



                                 Maximum Mortgage Rates for the Group 2 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Maximum Mortgage             Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Rates (%)                                Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
9.500 - 9.999 .....................          1  $    509,000.00         0.41%     4.750%       702  $509,000.00     69.73%
10.000 - 10.499 ...................         14     6,532,900.00         5.29      5.236        749   466,635.71     68.48
10.500 - 10.999 ...................         66    33,186,321.00        26.89      5.723        751   502,823.05     66.14
11.000 - 11.499 ...................        102    62,234,778.00        50.43      6.170        756   610,144.88     66.80
11.500 - 11.999 ...................         34    18,654,541.00        15.12      6.611        766   548,662.97     71.86
12.000 - 12.499 ...................          1       460,000.00         0.37      7.000        800   460,000.00     80.00
12.500 - 12.999 ...................          2     1,834,000.00         1.49      7.500        716   917,000.00     71.28
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
    Group 2 Mortgage Loans was approximately 11.084%.



                                 Initial Periodic Rate Cap for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Initial Periodic                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
 Rate  Cap (%)                           Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
5.000 .............................        220  $123,411,540.00       100.00%     6.084%       755  $560,961.55     67.60%
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============


                                                            29


                                Subsequent Periodic Rate Cap for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Subsequent Periodic                   Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Rate Cap (%)                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
2.000 .............................        220  $123,411,540.00       100.00%     6.084%       755  $560,961.55     67.60%
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============



                                    Origination Channel for the Group 2 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Origination Channel                      Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Correspondent .....................         84  $ 51,201,833.00        41.49%     6.064%       755  $609,545.63     66.77%
Consumer Direct ...................          9     4,243,200.00         3.44      6.033        752   471,466.67     65.55
Mortgage Professionals ............        127    67,966,507.00        55.07      6.103        755   535,169.35     68.36
                                    ----------  ---------------  ------------
    Total .........................        220  $123,411,540.00       100.00%
                                    ==========  ===============  ============


                                                            30


                                                       Loan Group 3



                                     Mortgage Rates for the Group 3 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of                              Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Mortgage Rates (%)                       Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
4.501 - 5.000 .....................          4  $  3,021,431.00         4.03%     5.000%       758  $755,357.75     80.00%
5.001 - 5.500 .....................          6     4,554,600.00         6.08      5.423        763   759,100.00     74.08
5.501 - 6.000 .....................         38    24,927,977.00        33.26      5.844        761   655,999.39     69.55
6.001 - 6.500 .....................         54    39,147,704.25        52.23      6.341        749   724,957.49     68.99
6.501 - 7.000 .....................          4     2,309,986.00         3.08      6.717        756   577,496.50     76.07
7.001 - 7.500 .....................          3       987,400.00         1.32      7.256        717   329,133.33     78.89
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 3
    Mortgage Loans was approximately 6.090% per annum.



                               Current Principal Balances for the Group 3 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Current Mortgage             Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Principal Balances ($)              Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
100,000.01 - 150,000.00 ...........          5  $    612,000.00         0.82%     6.413%       763  $122,400.00     62.27%
150,000.01 - 200,000.00 ...........          1       152,000.00         0.20      6.375        706   152,000.00     55.27
200,000.01 - 250,000.00 ...........          3       647,500.00         0.86      5.711        759   215,833.33     70.07
250,000.01 - 300,000.00 ...........          2       538,000.00         0.72      6.126        704   269,000.00     58.54
300,000.01 - 350,000.00 ...........          1       309,964.49         0.41      6.125        769   309,964.49     50.41
350,000.01 - 400,000.00 ...........          5     1,869,961.00         2.49      6.147        741   373,992.20     69.75
400,000.01 - 450,000.00 ...........          7     2,933,500.00         3.91      6.302        755   419,071.43     68.26
450,000.01 - 500,000.00 ...........          6     2,870,000.00         3.83      6.517        746   478,333.33     74.56
500,000.01 - 550,000.00 ...........         20    10,484,527.00        13.99      6.028        762   524,226.35     72.77
550,000.01 - 600,000.00 ...........         12     6,888,250.00         9.19      6.112        736   574,020.83     71.37
600,000.01 - 650,000.00 ...........          6     3,792,699.00         5.06      6.167        762   632,116.50     75.41
650,000.01 - 700,000.00 ...........          8     5,478,578.76         7.31      6.050        752   684,822.35     74.09
700,000.01 - 750,000.00 ...........          4     2,931,250.00         3.91      6.183        780   732,812.50     72.52
750,000.01 - 800,000.00 ...........          4     3,105,262.00         4.14      6.037        755   776,315.50     70.56
800,000.01 - 850,000.00 ...........          4     3,360,675.00         4.48      6.096        784   840,168.75     70.32
850,000.01 - 900,000.00 ...........          2     1,736,631.00         2.32      5.000        741   868,315.50     80.00
900,000.01 - 950,000.00 ...........          2     1,853,000.00         2.47      6.311        711   926,500.00     60.42
950,000.01 - 1,000,000.00  ........          4     3,972,800.00         5.30      5.873        731   993,200.00     72.85
1,000,000.01 - 1,250,000.00 .......          4     4,545,000.00         6.06      6.116        745 1,136,250.00     66.08
1,250,000.01 - 1,500,000.00 .......          5     7,122,500.00         9.50      6.019        766 1,424,500.00     70.08
1,750,000.01 - 2,000,000.00 .......          2     3,895,000.00         5.20      6.436        763 1,947,500.00     63.91
2,250,000.01 - 2,500,000.00 .......          1     2,470,000.00         3.30      6.250        722 2,470,000.00     65.00
3,250,000.01 - 3,500,000.00 .......          1     3,380,000.00         4.51      5.875        775 3,380,000.00     65.00
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the average principal balance of the Group 3
    Mortgage Loans was approximately $687,606.41.


                                                            31


                             Original Loan-to-Value Ratios for the Group 3 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Original                     Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan-to-Value Ratios (%)                 Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
10.01 - 20.00 .....................          1  $    108,000.00         0.14%     6.250%       808  $108,000.00     12.86%
30.01 - 40.00 .....................          1       270,000.00         0.36      6.500        704   270,000.00     37.24
40.01 - 50.00 .....................          6     4,462,000.00         5.95      5.985        739   743,666.67     47.15
50.01 - 60.00 .....................          8     3,961,214.49         5.29      6.051        753   495,151.81     55.49
60.01 - 70.00 .....................         27    24,589,712.00        32.81      6.159        750   910,730.07     65.09
70.01 - 80.00 .....................         66    41,558,171.76        55.45      6.060        758   629,669.27     77.60
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 3 Mortgage Loans was approximately 70.28%.



                              Original Term to Stated Maturity for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Original Term to Stated               Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Maturity (Months)                        Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
360 ...............................        109  $ 74,949,098.25       100.00%     6.090%       754  $687,606.41     70.28%
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============



                           Remaining Terms to Stated Maturity for the Group 3 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Remaining Terms to                    Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Stated Maturity (Months)                 Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
357 ...............................          1  $    468,000.00         0.62%     7.375%       678  $468,000.00     80.00%
358 ...............................          1       856,631.00         1.14      5.000        717   856,631.00     80.00
359 ...............................         45    36,796,117.25        49.09      6.222        753   817,691.49     69.54
360 ...............................         62    36,828,350.00        49.14      5.967        756   594,005.65     70.66
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average remaining term to stated
    maturity of the Group 3 Mortgage Loans was approximately 359 months.


                                                            32


                    Geographic Distribution of the Mortgaged Properties for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
State                                    Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Arizona ...........................          5  $  2,992,050.00         3.99%     6.190%       754  $598,410.00     74.07%
California ........................         61    48,239,641.25        64.36      6.070        753   790,813.79     69.07
Colorado ..........................          4     2,489,700.00         3.32      6.369        762   622,425.00     71.05
Connecticut .......................          1       108,000.00         0.14      6.250        808   108,000.00     12.86
Florida ...........................          8     4,201,999.00         5.61      6.127        725   525,249.88     67.90
Georgia ...........................          2       759,500.00         1.01      5.661        779   379,750.00     56.96
Hawaii ............................          1       640,000.00         0.85      5.625        781   640,000.00     80.00
Idaho .............................          1       731,250.00         0.98      6.500        772   731,250.00     75.00
Illinois ..........................          4     2,935,000.00         3.92      6.118        761   733,750.00     76.19
Iowa ..............................          1       528,000.00         0.70      6.500        737   528,000.00     80.00
Maryland ..........................          3     2,340,000.00         3.12      5.996        766   780,000.00     74.97
Massachusetts .....................          1       456,000.00         0.61      6.375        732   456,000.00     62.90
Michigan ..........................          3     1,453,100.00         1.94      6.678        771   484,366.67     77.08
Nevada ............................          1       508,901.00         0.68      5.750        746   508,901.00     67.85
New Jersey ........................          2       736,900.00         0.98      6.077        723   368,450.00     62.99
Ohio ..............................          1       393,600.00         0.53      6.500        796   393,600.00     78.72
Texas .............................          1       102,400.00         0.14      7.250        755   102,400.00     80.00
Vermont ...........................          1       536,125.00         0.72      6.625        774   536,125.00     79.43
Virginia ..........................          5     3,079,931.00         4.11      5.621        740   615,986.20     75.04
Washington ........................          3     1,717,001.00         2.29      6.131        784   572,333.67     72.62
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============



                                Mortgagors' FICO Scores for the Group 3 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of FICO                         Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Credit Scores                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
620 ...............................          1  $    527,000.00         0.70%     5.750%       620  $527,000.00     47.05%
621 - 640 .........................          1       566,000.00         0.76      6.500        634   566,000.00     73.22
661 - 680 .........................          1       468,000.00         0.62      7.375        678   468,000.00     80.00
701 - 720 .........................         16    10,633,991.00        14.19      6.115        712   664,624.44     68.30
721 - 740 .........................         23    15,872,190.76        21.18      6.193        730   690,095.25     70.78
741 - 760 .........................         14     8,381,051.00        11.18      6.151        750   598,646.50     66.81
761 - 780 .........................         28    21,421,465.49        28.58      6.085        771   765,052.34     72.37
781 - 800 .........................         15    11,548,800.00        15.41      5.901        787   769,920.00     71.18
801 - 820 .........................         10     5,530,600.00         7.38      5.942        803   553,060.00     68.97
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
    Group 3 Mortgage Loans was approximately 754.


                                                            33


                               Types of Mortgaged Properties for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Property Type                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Single Family Residence ...........         79  $ 55,314,417.25        73.80%     6.201%       751  $700,182.50     69.18%
Planned Unit
Development (PUD) .................         23    15,798,120.00        21.08      5.766        761   686,874.79     72.55
Low-Rise Condominium ..............          7     3,836,561.00         5.12      5.815        769   548,080.14     76.71
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============



                                          Purposes of the Group 3 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Purpose                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Purchase ..........................         33  $ 21,617,258.76        28.84%     5.799%       758  $655,068.45     76.11%
Refinance (Cash Out) ..............         27    13,161,564.49        17.56      6.061        745   487,465.35     67.48
Refinance (Rate/Term) .............         49    40,170,275.00        53.60      6.255        754   819,801.53     68.06
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============



                                    Occupancy Types for the Group 3 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Occupancy Type                           Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Primary Home ......................        102  $ 72,040,508.49        96.12%     6.074%       754  $706,279.50     70.18%
Investment ........................          6     2,177,339.76         2.91      6.461        736   362,889.96     71.70
Secondary Home ....................          1       731,250.00         0.98      6.500        772   731,250.00     75.00
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============

------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                  Loan Documentation Type for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Type of Documentation                 Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Program                                  Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Full/Alternate ....................         38  $ 29,472,180.76        39.32%     5.977%       769  $775,583.70     71.79%
No Ratio ..........................          4     1,884,000.00         2.51      5.892        730   471,000.00     64.45
Stated Income .....................         61    41,736,317.49        55.69      6.159        746   684,201.93     69.88
No Doc ............................          6     1,856,600.00         2.48      6.507        716   309,433.33     61.01
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============


                                                            34


                                   Ranges of Loan Age for the Group 3 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of                              Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Ages (Months)                       Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
0 .................................         62  $ 36,828,350.00        49.14%     5.967%       756  $594,005.65     70.66%
1 - 5 .............................         47    38,120,748.25        50.86      6.208        751   811,079.75     69.91
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============
------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 3
Mortgage Loans was approximately 1 month.



                                       Loan Programs for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Program                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
7/1 LIBOR .........................         10  $  4,738,939.76         6.32%     6.232%       747  $473,893.98     67.40%
7/1 LIBOR Interest Only ...........         99    70,210,158.49        93.68      6.080        754   709,193.52     70.47
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============



                                Original Interest Only Terms of the Group 3 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Original Interest Only                Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Term (Months)                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
None ..............................         10  $  4,738,939.76         6.32%     6.232%       747  $473,893.98     67.40%
120 ...............................         99    70,210,158.49        93.68      6.080        754   709,193.52     70.47
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============



                              Prepayment Charge Terms and Types of the Group 3 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Prepayment Charge                     Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Term and Type (Months)                   Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
None ..............................         54  $ 45,069,125.49        60.13%     6.216%       759  $834,613.44     69.69%
12 - Hard .........................         18     9,778,392.00        13.05      5.825        757   543,244.00     72.10
24 - Hard .........................          9     5,148,000.00         6.87      5.809        752   572,000.00     69.57
36 - Hard .........................         28    14,953,580.76        19.95      5.977        737   534,056.46     71.09
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============


                                                            35


                                     Gross Margins for the Group 3 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Gross                        Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Margins (%)                              Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
2.000 - 2.499 .....................          2  $    395,000.00         0.53%     6.421%       722  $197,500.00     49.14%
2.500 - 2.999 .....................        107    74,554,098.25        99.47      6.088        754   696,767.27     70.39
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 3
    Mortgage Loans was approximately 2.747%.



                             Months to Initial Adjustment Date for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
Range of Number of                                    Aggregate    Aggregate   Weighted    Average      Average   Average
Months to Initial                    Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Adjustment Date                       Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
(Months)                                 Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
81 - 90 ...........................        109  $ 74,949,098.25       100.00%     6.090%       754  $687,606.41     70.28%
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============



                                 Maximum Mortgage Rates for the Group 3 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Maximum                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Mortgage Rates (%)                       Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
10.000 - 10.499 ...................          6  $  4,586,831.00         6.12%     5.094%       755  $764,471.83     76.61%
10.500 - 10.999 ...................         34    23,863,077.00        31.84      5.774        763   701,855.21     69.69
11.000 - 11.499 ...................         41    30,075,864.49        40.13      6.226        751   733,557.67     68.89
11.500 - 11.999 ...................         25    15,435,925.76        20.60      6.532        748   617,437.03     71.45
12.000 - 12.499 ...................          3       987,400.00         1.32      7.256        717   329,133.33     78.89
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
    Group 3 Mortgage Loans was approximately 11.090%.



                                 Initial Periodic Rate Cap for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Initial Periodic                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Rate  Cap (%)                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
5.000 .............................        109  $ 74,949,098.25       100.00%     6.090%       754  $687,606.41     70.28%
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============


                                                            36


                                Subsequent Periodic Rate Cap for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Subsequent Periodic                   Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Rate Cap (%)                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
2.000 .............................        109  $ 74,949,098.25       100.00%     6.090%       754  $687,606.41     70.28%
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============




                                    Origination Channel for the Group 3 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Origination Channel                      Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Correspondent .....................         37  $ 24,165,651.25        32.24%     5.989%       756  $653,125.71     70.17%
Consumer Direct ...................          4     1,752,000.00         2.34      5.772        755   438,000.00     67.32
Mortgage Professionals ............         68    49,031,447.00        65.42      6.150        752   721,050.69     70.43
                                    ----------  ---------------  ------------
    Total .........................        109  $ 74,949,098.25       100.00%
                                    ==========  ===============  ============


                                                            37


                                                  AGGREGATE LOAN GROUP I

                            Mortgage Rates for the Mortgage Loans in Aggregate Loan Group I (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of                              Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Mortgage Rates (%)                       Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
4.501 - 5.000 .....................          8  $  5,417,431.00         1.63%     4.977%       749  $677,178.88     77.43%
5.001 - 5.500 .....................         33    20,275,022.00         6.09      5.438        757   614,394.61     64.85
5.501 - 6.000 .....................        163    96,265,066.00        28.90      5.846        759   590,583.23     66.44
6.001 - 6.500 .....................        271   182,935,487.25        54.92      6.323        754   675,038.70     66.55
6.501 - 7.000 .....................         46    24,750,398.00         7.43      6.713        755   538,052.13     73.42
7.001 - 7.500 .....................          6     3,471,400.00         1.04      7.361        730   578,566.67     75.07
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage
    Loans in Aggregate Loan Group I was approximately 6.149% per annum.



                      Current Principal Balances for the Mortgage Loans in Aggregate Loan Group I (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Current Mortgage             Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Principal Balances ($)              Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
50,000.01 - 100,000.00 ............          3  $    280,000.00         0.08%     6.357%       739  $ 93,333.33     20.92%
100,000.01 - 150,000.00 ...........         19     2,488,080.00         0.75      6.292        760   130,951.58     56.22
150,000.01 - 200,000.00 ...........         23     4,069,800.00         1.22      6.189        745   176,947.83     49.48
200,000.01 - 250,000.00 ...........         29     6,489,750.00         1.95       5.94        753   223,784.48     55.61
250,000.01 - 300,000.00 ...........         22     6,010,400.00          1.8      5.993        743   273,200.00     58.52
300,000.01 - 350,000.00 ...........         14     4,571,214.49         1.37      6.247        751   326,515.32     57.87
350,000.01 - 400,000.00 ...........         27    10,085,531.00         3.03       6.18        754   373,538.19     66.55
400,000.01 - 450,000.00 ...........         26    11,193,300.00         3.36      6.215        751   430,511.54     66.52
450,000.01 - 500,000.00 ...........         33    15,590,757.00         4.68      6.351        754   472,447.18     72.79
500,000.01 - 550,000.00 ...........         68    35,548,780.00        10.67      6.128        761   522,776.18     68.97
550,000.01 - 600,000.00 ...........         45    25,981,680.00          7.8      6.085        756   577,370.67     70.76
600,000.01 - 650,000.00 ...........         25    15,766,499.00         4.73      6.216        763   630,659.96     65.60
650,000.01 - 700,000.00 ...........         31    21,196,278.76         6.36      6.115        754   683,750.93     72.72
700,000.01 - 750,000.00 ...........         22    15,985,206.00          4.8      6.146        766   726,600.27     64.37
750,000.01 - 800,000.00 ...........         22    17,119,212.00         5.14      6.108        753   778,146.00     72.50
800,000.01 - 850,000.00 ...........         13    10,771,975.00         3.23      6.114        770   828,613.46     67.43
850,000.01 - 900,000.00 ...........         15    13,267,981.00         3.98      5.995        747   884,532.07     71.04
900,000.01 - 950,000.00 ...........          9     8,324,500.00          2.5      6.235        760   924,944.44     65.84
950,000.01 - 1,000,000.00  ........         26    25,780,303.00         7.74      6.134        745   991,550.12     69.82
1,000,000.01 - 1,250,000.00 .......         16    18,153,500.00         5.45      6.245        755 1,134,593.75     64.55
1,250,000.01 - 1,500,000.00 .......         26    36,621,870.00        10.99      6.095        753 1,408,533.46     69.20
1,500,000.01 - 1,750,000.00 .......          2     3,215,187.00         0.97      6.311        789 1,607,593.50     53.67
1,750,000.01 - 2,000,000.00 .......          7    13,553,000.00         4.07      6.234        755 1,936,142.86     62.61
2,000,000.01 - 2,250,000.00 .......          1     2,200,000.00         0.66      6.375        736 2,200,000.00     53.66
2,250,000.01 - 2,500,000.00 .......          1     2,470,000.00         0.74       6.25        722 2,470,000.00     65.00
2,750,000.01 - 3,000,000.00 .......          1     3,000,000.00          0.9      6.375        767 3,000,000.00     42.86
3,250,000.01 - 3,500,000.00 .......          1     3,380,000.00         1.01      5.875        775 3,380,000.00     65.00
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the average principal balance of the Mortgage
    Loans in Aggregate Loan Group I was approximately $632,096.40.


                                                            38


                    Original Loan-to-Value Ratios for the Mortgage Loans in Aggregate Loan Group I (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Original                     Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan-to-Value Ratios (%)                 Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
10.01 - 20.00 .....................          2  $    188,000.00         0.06%     6.144%       805  $ 94,000.00     13.75%
20.01 - 30.00 .....................         17     7,115,500.00         2.14      6.037        765   418,558.82     25.31
30.01 - 40.00 .....................         25    10,373,501.00         3.11      6.197        756   414,940.04     34.98
40.01 - 50.00 .....................         49    29,802,750.00         8.95      6.107        746   608,219.39     45.78
50.01 - 60.00 .....................         52    29,478,414.49         8.85      6.068        762   566,892.59     56.10
60.01 - 70.00 .....................        126    87,403,152.00        26.24      6.153        751   693,675.81     65.52
70.01 - 80.00 .....................        256   168,753,486.76        50.66      6.170        757   659,193.31     77.58
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============
------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Aggregate Loan Group I was approximately 67.19%.



                     Original Term to Stated Maturity for the Mortgage Loans in Aggregate Loan Group I

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Original Term to Stated               Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Maturity (Months)                        Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
360 ...............................        527  $333,114,804.25       100.00%     6.149%       755  $632,096.40     67.19%
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============



                  Remaining Terms to Stated Maturity for the Mortgage Loans in Aggregate Loan Group I (1)

                                                                  Percent of              Weighted                Weighted
                                                      Aggregate    Aggregate   Weighted    Average       Average   Average
                                     Number of        Principal    Principal    Average       FICO       Current  Loan-to-
Remaining Terms to                    Mortgage          Balance      Balance   Mortgage     Credit     Principal     Value
Stated Maturity (Months)                 Loans      Outstanding  Outstanding       Rate      Score       Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------   -----------  ---------
356 ...............................          1  $  1,330,000.00         0.40%     7.500%       691 $1,330,000.00     70.00%
357 ...............................          2       972,000.00         0.29      7.440        732    486,000.00     77.24
358 ...............................          3     1,328,531.00         0.40      5.528        728    442,843.67     75.92
359 ...............................        105    74,401,993.25        22.34      6.208        759    708,590.41     69.76
360 ...............................        416   255,082,280.00        76.57      6.123        755    613,178.56     66.34
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average remaining term to stated
    maturity of the Mortgage Loans in Aggregate Loan Group I was approximately
    360 months.


                                                            39


           Geographic Distribution of the Mortgaged Properties for the Mortgage Loans in Aggregate Loan Group I

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
State                                    Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Arizona ...........................         19  $  8,452,950.00         2.54%     6.213%       763  $444,892.11     70.84%
California ........................        359   239,444,721.25        71.88      6.135        756   666,976.94     66.09
Colorado ..........................         12     7,306,570.00         2.19      6.135        770   608,880.83     74.91
Connecticut .......................          5     2,671,750.00         0.80      6.370        742   534,350.00     70.96
Florida ...........................         15     9,724,748.00         2.92      6.181        750   648,316.53     68.02
Georgia ...........................          7     3,595,302.00         1.08      5.946        748   513,614.57     71.96
Hawaii ............................          2     1,415,000.00         0.42      5.899        746   707,500.00     78.84
Idaho .............................          3     2,166,150.00         0.65      7.132        723   722,050.00     71.38
Illinois ..........................          8     7,381,500.00         2.22      6.092        745   922,687.50     72.00
Iowa ..............................          1       528,000.00         0.16      6.500        737   528,000.00     80.00
Maryland ..........................          8     5,678,460.00         1.70      6.213        760   709,807.50     76.96
Massachusetts .....................          5     3,943,300.00         1.18      6.353        758   788,660.00     65.32
Michigan ..........................          3     1,453,100.00         0.44      6.678        771   484,366.67     77.08
Minnesota .........................          2     1,357,000.00         0.41      6.149        762   678,500.00     55.83
Missouri ..........................          1       164,000.00         0.05      6.375        797   164,000.00     78.85
Nevada ............................          9     3,288,651.00         0.99      6.040        767   365,405.67     66.01
New Jersey ........................         10     4,515,900.00         1.36      6.103        747   451,590.00     67.79
New Mexico ........................          1       600,000.00         0.18      6.500        782   600,000.00     26.67
New York ..........................          9     3,706,050.00         1.11      6.220        736   411,783.33     57.75
North Carolina ....................          1       539,000.00         0.16      6.625        712   539,000.00     67.38
Ohio ..............................          2       921,100.00         0.28      6.428        761   460,550.00     70.26
Oregon ............................          1       405,000.00         0.12      6.375        724   405,000.00     55.86
South Carolina ....................          6     3,506,500.00         1.05      6.503        764   584,416.67     65.06
Tennessee .........................          3     1,744,000.00         0.52      5.838        749   581,333.33     64.01
Texas .............................          7     4,172,920.00         1.25      6.220        749   596,131.43     78.05
Utah ..............................          1     1,000,000.00         0.30      5.875        776 1,000,000.00     80.00
Vermont ...........................          1       536,125.00         0.16      6.625        774   536,125.00     79.43
Virginia ..........................         17     8,153,056.00         2.45      5.910        746   479,591.53     71.65
Washington ........................          8     4,082,951.00         1.23      6.081        760   510,368.88     70.71
Wyoming ...........................          1       661,000.00         0.20      6.000        724   661,000.00     42.65
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============


                                                            40


                       Mortgagors' FICO Scores for the Mortgage Loans in Aggregate Loan Group I (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of FICO                         Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Credit Scores                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
620 ...............................          1  $    527,000.00         0.16%      5.75%       620  $527,000.00     47.05%
621 - 640 .........................          2       821,000.00         0.25      6.422        635   410,500.00     69.56
661 - 680 .........................          2       783,000.00         0.24      7.023        676   391,500.00     78.21
681 - 700 .........................         11     5,240,000.00         1.57      6.147        696   476,363.64     61.62
701 - 720 .........................         69    40,784,181.00        12.24      6.179        710   591,075.09     64.49
721 - 740 .........................         92    61,352,511.76        18.42      6.162        731   666,875.13     67.92
741 - 760 .........................         96    59,936,900.00        17.99      6.114        751   624,342.71     67.95
761 - 780 .........................        126    84,632,812.49        25.41      6.166        770   671,688.99     68.77
781 - 800 .........................         98    64,105,873.00        19.24      6.131        789   654,141.56     66.55
801 - 820 .........................         30    14,931,526.00         4.48      6.084        806   497,717.53     64.32
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
    Mortgage Loans in Aggregate Loan Group I was approximately 755.



                      Types of Mortgaged Properties for the Mortgage Loans in Aggregate Loan Group I

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Property Type                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Single Family Residence ...........        356  $233,013,574.25        69.95%     6.163%       753  $654,532.51      66.5%
Planned Unit Development
  (PUD) ...........................        115    72,683,884.00        21.82      6.068        760   632,033.77     69.79
Low Rise Condominium ..............         31    14,765,111.00         4.43      6.111        761   476,293.90     69.66
Two- to Four-Family
  Residence .......................         15     7,443,785.00         2.23      6.378        765   496,252.33     63.10
Townhouse .........................          4     2,550,500.00         0.77      6.151        748   637,625.00     59.19
High Rise Condominium .............          6     2,657,950.00         0.80      6.684        767   442,991.67     62.03
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============



                                 Purposes of the Mortgage Loans in Aggregate Loan Group I

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Purpose                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Purchase ..........................        142  $ 98,125,323.76        29.46%     6.094%       765  $691,023.41     73.31%
Refinance (Cash Out) ..............        218   121,285,376.49        36.41      6.154        747   556,354.94     61.60
Refinance (Rate/Term) .............        167   113,704,104.00        34.13      6.191        756   680,862.90     67.88
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============


                                                            41


                           Occupancy Types for the Mortgage Loans in Aggregate Loan Group I (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Occupancy Type                           Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Primary Home ......................        451  $299,273,954.49        89.84%      6.12%       755  $663,578.61     67.48%
Investment ........................         65    28,117,069.76         8.44      6.371        761   432,570.30     65.80
Secondary Home ....................         11     5,723,780.00         1.72      6.543        751   520,343.64     59.10
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============

------------
(1) Based upon representations of the related mortgagors at the time of origination.



                         Loan Documentation Type for the Mortgage Loans in Aggregate Loan Group I

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Type of Documentation                 Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Program                                  Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Full/Alternate ....................        139  $101,695,769.76        30.53%     6.074%       763  $731,624.24     72.79%
FastForward .......................          1       376,000.00         0.11      6.000        731   376,000.00     80.00
No Ratio ..........................         15     7,156,600.00         2.15      6.295        749   477,106.67     62.77
Stated Income .....................        315   206,382,734.49        61.96      6.184        752   655,183.28      66.2
No Income/ No Asset ...............          7     1,875,400.00         0.56      6.344        749   267,914.29     52.32
No Doc ............................         50    15,628,300.00         4.69      6.089        750   312,566.00     47.33
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============



                          Ranges of Loan Age for the Mortgage Loans in Aggregate Loan Group I (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of                              Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Ages (Months)                       Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
0 .................................        416  $255,082,280.00        76.57%     6.123%       755  $613,178.56     66.34%
1 - 5 .............................        111    78,032,524.25        23.43      6.234        757   702,995.71     69.96
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============
------------
(1) As of the Cut-off Date, the weighted average loan age of the Mortgage
    Loans in Aggregate Loan Group I was approximately 0 months.


                                                            42


                              Loan Programs for the Mortgage Loans in Aggregate Loan Group I

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Program                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
5/1 LIBOR .........................         14  $  8,574,972.00         2.57%     6.243%       762  $612,498.00     67.46%
5/1 LIBOR 40/30 Balloon ...........          2       751,000.00         0.23      6.150        772   375,500.00     72.03
5/1 LIBOR Interest Only ...........        204   114,085,568.00        34.25      6.072        755   559,242.98     67.59
7/1 LIBOR .........................         10     4,738,939.76         1.42      6.232        747   473,893.98     67.40
7/1 LIBOR Interest Only ...........         99    70,210,158.49        21.08      6.080        754   709,193.52     70.47
10/1 LIBOR ........................         21    13,176,710.00         3.96      6.151        756   627,462.38     62.54
10/1 LIBOR 40/30 Balloon ..........          3     1,630,000.00         0.49      6.446        760   543,333.33     78.41
10/1 LIBOR Interest Only ..........        174   119,947,456.00        36.01      6.248        757   689,353.20     65.19
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============



                       Original Interest Only Terms of the Mortgage Loans in Aggregate Loan Group I

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Original Interest Only                Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Term (Months)                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
None ..............................         50  $ 28,871,621.76         8.67%     6.208%       757  $577,432.44     65.94%
120 ...............................        477   304,243,182.49        91.33      6.143        755   637,826.38     67.31
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============



                     Prepayment Charge Terms and Types of the Mortgage Loans in Aggregate Loan Group I

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Prepayment Charge                     Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Term and Type (Months)                   Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
None ..............................        276  $198,663,305.49        59.64%     6.235%       758  $719,794.59     66.40%
12 Months - Hard ..................         75    42,828,322.00        12.86      6.095        758   571,044.29     68.86
24 Months - Hard ..................         33    18,965,600.00         5.69      6.006        743   574,715.15     68.85
36 Months - Hard ..................        143    72,657,576.76        21.81      5.983        749   508,094.94     67.92
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============



                            Gross Margins for the Mortgage Loans in Aggregate Loan Group I (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Gross                        Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Margins (%)                              Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
2.000 - 2.499 .....................         28  $ 10,744,710.00         3.23%      6.08%       754  $383,739.64     64.19%
2.500 - 2.999 .....................        499   322,370,094.25        96.77      6.151        755   646,032.25     67.29
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============
------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Mortgage
    Loans in Aggregate Loan Group I was approximately 2.734%.


                                                            43


                    Months to Initial Adjustment Date for the Mortgage Loans in Aggregate Loan Group I

                                                                  Percent of              Weighted               Weighted
Range of Number of                                    Aggregate    Aggregate   Weighted    Average      Average   Average
Months to Initial                    Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Adjustment Date                       Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
(Months)                                 Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
51 - 60 ...........................        197  $109,439,180.00        32.85%     6.073%       755  $555,528.83     67.02%
61 - 70 ...........................         23    13,972,360.00         4.19      6.173        755   607,493.91     72.21
81 - 90 ...........................        109    74,949,098.25        22.50      6.090        754   687,606.41     70.28
111 - 120 .........................        197   134,194,166.00        40.28      6.241        756   681,188.66     65.16
121 - 130 .........................          1       560,000.00         0.17      6.250        789   560,000.00     50.00
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============



                        Maximum Mortgage Rates for the Mortgage Loans in Aggregate Loan Group I (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Maximum                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Mortgage Rates (%)                       Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
9.500 - 9.999 .....................          1  $    509,000.00         0.15%      4.75%       702  $509,000.00     69.73%
10.000 - 10.499 ...................         21    12,107,731.00         3.63      5.194        747   576,558.62     71.26
10.500 - 10.999 ...................        134    82,567,808.00        24.79      5.741        759   616,177.67     65.70
11.000 - 11.499 ...................        256   172,622,577.49        51.82      6.234        755   674,306.94     66.22
11.500 - 11.999 ...................        108    61,376,287.76        18.42      6.582        755   568,298.96     70.56
12.000 - 12.499 ...................          5     2,097,400.00         0.63      7.159        757   419,480.00     79.46
12.500 - 12.999 ...................          2     1,834,000.00         0.55      7.500        716   917,000.00     71.28
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
    Mortgage Loans in Aggregate Loan Group I was approximately 11.149%.



                        Initial Periodic Rate Cap for the Mortgage Loans in Aggregate Loan Group I

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Initial Periodic                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Rate  Cap (%)                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
5.000 .............................        527  $333,114,804.25       100.00%     6.149%       755  $632,096.40     67.19%
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============


                                                            44


                       Subsequent Periodic Rate Cap for the Mortgage Loans in Aggregate Loan Group I

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Subsequent Periodic                   Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Rate Cap (%)                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
2.000 .............................        527  $333,114,804.25       100.00%     6.149%       755  $632,096.40     67.19%
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============



                           Origination Channel for the Mortgage Loans in Aggregate Loan Group I

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Origination Channel                      Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Correspondent .....................        214  $148,357,090.25        44.54%     6.117%       758  $693,257.43     66.41%
Consumer Direct ...................         19     9,012,750.00         2.71      6.043        754   474,355.26     60.28
Mortgage Professionals ............        294   175,744,964.00        52.76      6.182        753   597,771.99     68.20
                                    ----------  ---------------  ------------
    Total .........................        527  $333,114,804.25       100.00%
                                    ==========  ===============  ============


                                                            45


                                                       Loan Group 4


                                     Mortgage Rates for the Group 4 Mortgage Loans (1)


                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of                              Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Mortgage Rates (%)                       Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
5.001 - 5.500 .....................         11  $  4,276,890.00         2.30%     5.341%       734  $388,808.18     76.07%
5.501 - 6.000 .....................         24    10,798,662.00         5.82      5.857        717   449,944.25     65.48
6.001 - 6.500 .....................        178    96,315,916.75        51.88      6.364        719   541,100.66     68.06
6.501 - 7.000 .....................        120    55,715,064.60        30.01      6.775        690   464,292.21     72.93
7.001 - 7.500 .....................         36    11,886,063.20         6.40      7.287        671   330,168.42     77.17
7.501 - 8.000 .....................         17     5,714,422.00         3.08      7.759        657   336,142.47     77.60
8.001 - 8.500 .....................          2       676,000.00         0.36      8.264        642   338,000.00     80.00
8.501 - 9.000 .....................          1       270,400.00         0.15      8.625        641   270,400.00     80.00
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 4
    Mortgage Loans was approximately 6.547% per annum.


                               Current Principal Balances for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Current Mortgage             Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Principal Balances ($)              Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
50,000.01 - 100,000.00 ............          5  $    439,804.00         0.24%     7.098%       673  $ 87,960.80     79.47%
100,000.01 - 150,000.00 ...........         21     2,675,690.00         1.44      6.761        687   127,413.81     67.90
150,000.01 - 200,000.00 ...........         25     4,490,546.20         2.42      6.730        695   179,621.85     69.64
200,000.01 - 250,000.00 ...........         29     6,526,109.00         3.52      6.603        687   225,038.24     67.32
250,000.01 - 300,000.00 ...........         33     9,097,960.00         4.90      6.824        692   275,695.76     72.12
300,000.01 - 350,000.00 ...........         29     9,427,773.60         5.08      6.381        704   325,095.64     72.23
350,000.01 - 400,000.00 ...........         31    11,599,254.00         6.25      6.583        711   374,169.48     73.70
400,000.01 - 450,000.00 ...........         30    12,919,490.00         6.96      6.611        704   430,649.67     73.44
450,000.01 - 500,000.00 ...........         31    14,695,450.40         7.92      6.728        706   474,046.79     72.62
500,000.01 - 550,000.00 ...........         34    17,906,350.00         9.65      6.627        694   526,657.35     73.05
550,000.01 - 600,000.00 ...........         30    17,424,280.00         9.39      6.391        700   580,809.33     71.85
600,000.01 - 650,000.00 ...........         27    17,165,873.00         9.25      6.635        703   635,773.07     73.39
650,000.01 - 700,000.00 ...........          8     5,368,400.00         2.89      6.625        697   671,050.00     64.69
700,000.01 - 750,000.00 ...........         11     8,038,350.00         4.33      6.339        714   730,759.09     70.02
750,000.01 - 800,000.00 ...........          4     3,144,150.00         1.69      6.212        722   786,037.50     67.63
800,000.01 - 850,000.00 ...........          6     5,060,800.00         2.73      6.438        697   843,466.67     69.60
850,000.01 - 900,000.00 ...........          5     4,431,000.00         2.39      6.350        707   886,200.00     71.01
900,000.01 - 950,000.00 ...........          2     1,869,250.00         1.01      6.313        752   934,625.00     62.51
950,000.01 - 1,000,000.00  ........         12    11,877,888.35         6.40      6.457        729   989,824.03     69.52
1,000,000.01 - 1,250,000.00 .......          7     7,977,500.00         4.30      6.447        707 1,139,642.86     62.17
1,250,000.01 - 1,500,000.00 .......          8    11,517,500.00         6.20      6.459        720 1,439,687.50     64.58
1,750,000.01 - 2,000,000.00 .......          1     2,000,000.00         1.08      6.500        719 2,000,000.00     59.54
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the average principal balance of the Group 4
    Mortgage Loans was approximately $477,258.15.


                                                            46


                             Original Loan-to-Value Ratios for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Original                     Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan-to-Value Ratios (%)                 Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
0.01 - 10.00 ......................          1  $    110,000.00         0.06%     7.000%       688  $110,000.00      9.17%
10.01 - 20.00 .....................          1       450,000.00         0.24      6.875        803   450,000.00     12.86
20.01 - 30.00 .....................          3     1,395,000.00         0.75      6.146        720   465,000.00     23.94
30.01 - 40.00 .....................          8     3,353,000.00         1.81      6.255        702   419,125.00     37.74
40.01 - 50.00 .....................         14     4,371,700.00         2.35      6.389        717   312,264.29     45.41
50.01 - 60.00 .....................         46    27,037,499.00        14.56      6.376        708   587,771.72     56.74
60.01 - 70.00 .....................         72    42,247,486.00        22.76      6.453        708   586,770.64     65.71
70.01 - 80.00 .....................        241   105,959,208.55        57.07      6.646        702   439,664.77     78.79
80.01 - 90.00 .....................          2       601,275.00         0.32      6.625        781   300,637.50     85.57
90.01 - 100.00 ....................          1       128,250.00         0.07      6.875        658   128,250.00     95.00
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 4 Mortgage Loans was approximately 70.49%.



                              Original Term to Stated Maturity for the Group 4 Mortgage Loans


                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Original Term to Stated               Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Maturity (Months)                        Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
360 ...............................        389  $185,653,418.55       100.00%     6.547%       705  $477,258.15     70.49%
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============



                           Remaining Terms to Stated Maturity for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Remaining Terms to Stated             Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Maturity (Months)                        Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
357 ...............................          2  $    528,122.00         0.28%     7.788%       650  $264,061.00     69.57%
358 ...............................          5     2,872,909.35         1.55      6.759        722   574,581.87     78.87
359 ...............................         55    21,739,725.00        11.71      6.761        691   395,267.73     73.18
360 ...............................        327   160,512,662.20        86.46      6.510        707   490,864.41     69.98
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average remaining term to stated
    maturity of the Group 4 Mortgage Loans was approximately 360 months.


                                                            47


                    Geographic Distribution of the Mortgaged Properties for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
State                                    Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Arizona ...........................          6  $  2,378,050.00         1.28%     6.590%       694  $396,341.67     71.72%
California ........................        228   124,686,400.35        67.16      6.480        707   546,870.18     69.19
Colorado ..........................          5     1,807,780.00         0.97      6.633        706   361,556.00     78.53
Connecticut .......................          2       672,000.00         0.36      6.783        664   336,000.00     80.00
Delaware ..........................          1       550,000.00         0.30      6.500        699   550,000.00     62.71
District of Columbia ..............          3     3,683,000.00         1.98      6.825        687 1,227,666.67     70.38
Florida ...........................         24     7,563,940.40         4.07      6.806        697   315,164.18     69.56
Georgia ...........................          7     1,128,179.00         0.61      6.389        718   161,168.43     81.02
Hawaii ............................          3     1,986,000.00         1.07      6.541        742   662,000.00     79.08
Illinois ..........................         16     6,290,815.20         3.39      6.748        718   393,175.95     71.84
Indiana ...........................          1       119,920.00         0.06      7.500        660   119,920.00     80.00
Kentucky ..........................          1       215,950.00         0.12      5.500        670   215,950.00     79.98
Maryland ..........................         16     5,744,250.00         3.09      6.696        700   359,015.63     79.00
Massachusetts .....................          3     1,221,000.00         0.66      6.976        703   407,000.00     72.32
Michigan ..........................          2       408,000.00         0.22      6.649        678   204,000.00     80.00
Minnesota .........................          4     1,124,800.00         0.61      6.514        705   281,200.00     74.40
Missouri ..........................          1       120,000.00         0.06      7.250        690   120,000.00     80.00
Montana ...........................          1       110,000.00         0.06      6.500        638   110,000.00     61.11
Nevada ............................          3       721,544.00         0.39      6.734        706   240,514.67     70.26
New Jersey ........................          7     1,957,000.00         1.05      7.075        659   279,571.43     66.37
New York ..........................         22    10,025,070.00         5.40      6.759        684   455,685.00     71.81
North Carolina ....................          1       600,000.00         0.32      6.000        755   600,000.00     80.00
Ohio ..............................          3       489,750.00         0.26      6.694        690   163,250.00     75.37
Oklahoma ..........................          1       236,800.00         0.13      7.500        641   236,800.00     80.00
Oregon ............................          2       595,000.00         0.32      6.782        744   297,500.00     72.29
Pennsylvania ......................          2     1,088,000.00         0.59      6.995        658   544,000.00     80.00
South Carolina ....................          2     1,752,000.00         0.94      6.340        763   876,000.00     62.88
Texas .............................          3     1,284,900.00         0.69      6.431        747   428,300.00     80.00
Utah ..............................          1       188,400.00         0.10      6.250        683   188,400.00     67.29
Virginia ..........................         13     5,106,909.60         2.75      6.422        712   392,839.20     74.73
Washington ........................          5     1,797,960.00         0.97      6.442        725   359,592.00     72.61
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============



                                Mortgagors' FICO Scores for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of FICO                         Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Credit Scores                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
620 ...............................          3  $  1,669,000.00         0.90%     6.292%       620  $556,333.33     65.01%
621 - 640 .........................         32    13,446,550.00         7.24      6.952        631   420,204.69     68.84
641 - 660 .........................         40    17,972,081.00         9.68      6.798        651   449,302.03     72.58
661 - 680 .........................         69    27,664,752.00        14.90      6.707        670   400,938.43     71.02
681 - 700 .........................         67    29,481,888.00        15.88      6.598        691   440,028.18     71.33
701 - 720 .........................         54    28,601,016.00        15.41      6.440        709   529,648.44     70.81
721 - 740 .........................         35    18,599,081.20        10.02      6.398        731   531,402.32     71.77
741 - 760 .........................         41    23,271,910.35        12.54      6.390        751   567,607.57     72.11
761 - 780 .........................         25    12,044,690.00         6.49      6.284        768   481,787.60     68.19
781 - 800 .........................         19    10,678,450.00         5.75      6.379        789   562,023.68     63.76
801 - 820 .........................          4     2,224,000.00         1.20      6.066        809   556,000.00     63.39
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
    Group 4 Mortgage Loans was approximately 705.


                                                            48


                               Types of Mortgaged Properties for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Property Type                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Single Family Residence ...........        219  $104,066,829.20        56.05%     6.567%       700  $475,191.00     70.00%
Planned Unit Development
  (PUD) ...........................         76    34,988,084.00        18.85      6.485        710   460,369.53     73.22
Low Rise Condominium ..............         45    15,629,841.35         8.42      6.515        711   347,329.81     77.13
Two- to Four-Family Residence .....         39    24,723,200.00        13.32      6.508        718   633,928.21     64.10
High Rise Condominium .............          3     1,766,000.00         0.95      7.069        706   588,666.67     69.83
Townhouse .........................          7     4,479,464.00         2.41      6.669        692   639,923.43     73.15
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============



                                          Purposes of the Group 4 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Purpose                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Purchase ..........................        142  $ 60,536,802.55        32.61%     6.558%       713  $426,315.51     76.67%
Refinance (Cash Out) ..............        184    85,417,132.00        46.01      6.569        696   464,223.54     66.11
Refinance (Rate/Term) .............         63    39,699,484.00        21.38      6.482        714   630,150.54     70.51
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============



                                    Occupancy Types for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Occupancy Type                           Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Primary Home ......................        338  $157,406,964.55        84.79%     6.564%       702  $465,701.08     71.77%
Investment ........................         43    23,181,004.00        12.49      6.474        717   539,093.12     61.97
Secondary Home ....................          8     5,065,450.00         2.73      6.353        745   633,181.25     70.01
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============

------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                  Loan Documentation Type for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Type of Program                          Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Full/Alternate ....................         74  $ 32,201,017.60        17.34%     6.380%       712  $435,148.89     75.70%
FastForward .......................          9     6,801,989.35         3.66      6.325        762   755,776.59     73.55
Stated Income .....................        167    78,606,065.20        42.34      6.617        696   470,695.00     73.47
No Ratio ..........................         56    32,265,874.40        17.38      6.507        709   576,176.33     69.27
No Income/ No Asset ...............         20     9,347,800.00         5.04      6.654        704   467,390.00     63.64
No Doc ............................         63    26,430,672.00        14.24      6.609        705   419,534.48     58.42
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============


                                                            49


                                   Ranges of Loan Age for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of                              Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Age (Months)                        Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
0 .................................        327  $160,512,662.20        86.46%     6.510%       707  $490,864.41     69.98%
1 - 5 .............................         62    25,140,756.35        13.54      6.782        693   405,496.07     73.75
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============
------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 4
    Mortgage Loans was approximately 0 months.



                                       Loan Programs for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Loan Program                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
10/1 LIBOR ........................         32  $ 12,442,500.00         6.70%     6.376%       712  $388,828.13     73.42%
10/1 LIBOR 40/30 Balloon ..........          5     1,744,344.00         0.94      6.350        676   348,868.80     72.58
10/1 LIBOR Interest Only ..........        352   171,466,574.55        92.36      6.561        705   487,120.95     70.26
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============



                                Original Interest Only Terms of the Group 4 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Original Interest Only                Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Term (Months)                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
None ..............................         37  $ 14,186,844.00         7.64%     6.372%       707  $383,428.22     73.32%
120 ...............................        352   171,466,574.55        92.36      6.561        705   487,120.95     70.26
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============



                              Prepayment Charge Terms and Types of the Group 4 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Prepayment Charge                     Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Term and Type (Months)                   Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
None ..............................        152  $ 85,973,363.60        46.31%     6.625%       708  $565,614.23     69.39%
12 Months - Hard ..................         69    31,607,555.35        17.03      6.574        709   458,080.51     73.00
24 Months - Hard ..................         28    13,392,350.00         7.21      6.527        701   478,298.21     73.74
36 Months - Hard ..................        140    54,680,149.60        29.45      6.412        700   390,572.50     69.99
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============


                                                            50


                                     Gross Margins for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Range of Gross Margins (%)               Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
2.000 - 2.499 .....................          4  $  1,091,000.00         0.59%     7.022%       698  $272,750.00     58.60%
2.500 - 2.999 .....................        381   183,361,638.55        98.77      6.542        706   481,264.14     70.50
3.000 - 3.499 .....................          3       853,100.00         0.46      6.908        666   284,366.67     80.00
4.500 - 4.999 .....................          1       347,680.00         0.19      6.750        671   347,680.00     80.00
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 4
    Mortgage Loans was approximately 2.751%.



                             Months to Initial Adjustment Date for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Number of Months             Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
to Initial Adjustment Date               Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
111 - 120 .........................        371  $177,845,998.55        95.79%     6.542%       706  $479,369.27     70.56%
121 - 130 .........................         18     7,807,420.00         4.21      6.643        693   433,745.56     68.98
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============



                                 Maximum Mortgage Rates for the Group 4 Mortgage Loans (1)

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Range of Maximum Mortgage             Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Rate (%)                                 Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
10.000 - 10.499 ...................          7  $  3,056,940.00         1.65%     5.278%       741  $436,705.71     76.82%
10.500 - 10.999 ...................         17     7,661,812.00         4.13      5.719        715   450,694.82     63.53
11.000 - 11.499 ...................        129    67,526,020.35        36.37      6.274        721   523,457.52     67.85
11.500 - 11.999 ...................        164    81,429,761.00        43.86      6.644        702   496,522.93     71.23
12.000 - 12.499 ...................         40    16,788,779.20         9.04      7.137        678   419,719.48     75.81
12.500 - 12.999 ...................         28     8,015,706.00         4.32      7.635        655   286,275.21     77.03
13.000 - 13.499 ...................          3       904,000.00         0.49      8.197        639   301,333.33     80.00
13.500 - 13.999 ...................          1       270,400.00         0.15      8.625        641   270,400.00     80.00
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============

------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
    Group 4 Mortgage Loans was approximately 11.548%.


                                                            51


                                 Initial Periodic Rate Cap for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Initial Periodic                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Rate  Cap (%)                            Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
5.000 .............................        389  $185,653,418.55       100.00%     6.547%       705  $477,258.15     70.49%
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============



                                Subsequent Periodic Rate Cap for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
Subsequent Periodic                   Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Rate Cap (%)                             Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
2.000 .............................        389  $185,653,418.55       100.00%     6.547%       705  $477,258.15     70.49%
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============



                                    Origination Channel for the Group 4 Mortgage Loans

                                                                  Percent of              Weighted               Weighted
                                                      Aggregate    Aggregate   Weighted    Average      Average   Average
                                     Number of        Principal    Principal    Average       FICO      Current  Loan-to-
                                      Mortgage          Balance      Balance   Mortgage     Credit    Principal     Value
Origination Channel                      Loans      Outstanding  Outstanding       Rate      Score      Balance     Ratio
----------------------------------- ----------  ---------------  ------------  ---------  --------  -----------  ---------
Correspondent .....................        157  $ 76,898,923.75        41.42%     6.497%       711  $489,802.06     71.15%
Consumer Direct ...................         25    10,978,021.00         5.91      6.669        676   439,120.84     66.27
Mortgage Professionals ............        207    97,776,473.80        52.67      6.572        704   472,350.11     70.45
                                    ----------  ---------------  ------------
    Total .........................        389  $185,653,418.55       100.00%
                                    ==========  ===============  ============


                        Description of the Certificates

General

     The certificates will be issued pursuant to the pooling and servicing agreement. The following sections of this free writing prospectus are summaries of the material terms of the certificates and the pooling and servicing agreement pursuant to which the certificates will be issued. They do not purport to be complete, however, and are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates. The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of IndyMac MBS, Inc., IndyMac Bank, F.S.B. or any of their affiliates.

     The Mortgage Pass-Through Certificates, Series 2006-AR33 will consist of the Class 1-A-1, Class 1-A-2-1, Class 1-A-2-2, Class 2-A-1-1, Class 2-A-1-2, Class 2-A-2-1, Class 2-A-2-X, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 4-A-X , Class A-R, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, Class I-P and Class II-P Certificates. Only the classes of certificates listed on the cover page of this free writing prospectus (all of which are together referred to as the "offered certificates") are offered by this free writing prospectus.

     When describing the certificates in this free writing prospectus, we use the following terms:


              Designation                                    Classes of Certificates
    -----------------------------  ------------------------------------------------------------------------
         Senior Certificates        Class 1-A-1, Class 1-A-2-1, Class 1-A-2-2, Class 2-A-1-1, Class 2-A-1-2,
                                   Class 2-A-2-1, Class 2-A-2-X, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class
                                                  4-A-2, Class 4-A-X and Class A-R Certificates

      Subordinated Certificates      Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class
                                   I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5
                                                          and Class II-B-6 Certificates

     Group I Senior Certificates    The Group 1 Senior Certificates, Group 2 Senior Certificates and Group 3
                                                               Senior Certificates

        Group I Subordinated        Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class
            Certificates                                       I-B-6 Certificates

        Group I Certificates      The Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior
                                               Certificates and Group I Subordinated Certificates

           Group II Senior                               The Group 4 Senior Certificates
            Certificates

        Group II Subordinated       Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and
            Certificates                                    Class II-B-6 Certificates

        Group II Certificates        The Group 4 Senior Certificates and Group II Subordinated Certificates

     Group 1 Senior Certificates      Class 1-A-1, Class 1-A-2-1, Class 1-A-2-2 and Class A-R Certificates

     Group 2 Senior Certificates   Class 2-A-1-1, Class 2-A-1-2, Class 2-A-2-1 and Class 2-A-2-X Certificates

     Group 3 Senior Certificates                    Class 3-A-1 and Class 3-A-2 Certificates

     Group 4 Senior Certificates              Class 4-A-1, Class 4-A-2 and Class 4-A-X Certificates

           Notional Amount                         Class 2-A-2-X and Class 4-A-X Certificates
            Certificates


                                      53


              Designation                                    Classes of Certificates
    -----------------------------  ------------------------------------------------------------------------
      Super Senior Certificates      Class 1-A-2-1, Class 2-A-1-1, Class 3-A-1 and Class 4-A-1 Certificates

        Support Certificates         Class 1-A-2-2, Class 2-A-1-2, Class 3-A-2 and Class 4-A-2 Certificates

        Private Certificates        Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5, Class
                                                  II-B-6, Class I-P and Class II-P Certificates



        The certificates are generally referred to as the following types:


                    Class                                                 Type
   -----------------------------------  -----------------------------------------------------------------------
      1-A-1 Certificates:                                   Senior/Variable Pass-Through Rate
      1-A-2-1 Certificates:                          Senior/Super Senior/Variable Pass-Through Rate
      1-A-2-2 Certificates:                            Senior/Support/ Variable Pass-Through Rate
      2-A-1-1 Certificates:                          Senior/Super Senior/Variable Pass-Through Rate
      2-A-1-2 Certificates:                            Senior/Support/ Variable Pass-Through Rate
      2-A-2-1 Certificates:                                 Senior/Variable Pass-Through Rate
      2-A-2-X Certificates:                   Senior/Notional Amount/Interest Only/Fixed Pass-Through Rate
      3-A-1 Certificates:                            Senior/Super Senior/Variable Pass-Through Rate
      3-A-2 Certificates:                              Senior/Support/ Variable Pass-Through Rate
      4-A-1 Certificates:                            Senior/Super Senior/Variable Pass-Through Rate
      4-A-2 Certificates:                              Senior/Support/ Variable Pass-Through Rate
      4-A-X Certificates:                 Senior/Notional Amount/Interest Only/ Fixed Pass-Through Pass-Through
                                                                          Rate
     Class A-R Certificates:                                      Senior/REMIC Residual

     Group I Subordinated Certificates:                         Subordinate/Variable Rate

     Group II Subordinated Certificates                         Subordinate/Variable Rate

     Class I-P and Class II-P                                      Prepayment Charges
      Certificates:


     The Class I-P, Class II-P, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates (all of which are together are sometimes referred to as the private certificates) are not offered by this free writing prospectus. The pass-through rate for each class of private certificates other than the Class I-P and Class II-P Certificates will be calculated as described under "--Interest" in this free writing prospectus. The Class I-P and Class II-P Certificates will not bear interest. The Class I-P and Class II-P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans in Aggregate Loan Group I and Aggregate Loan Group II, respectively, and such amounts will not be available for distribution to the holders of the offered certificates and the other private certificates. The classes of offered certificates will have the respective initial Class Certificate Balances or initial Notional Amounts and pass-through rates set forth on the cover page or as described in this free writing prospectus. The initial Class Certificate Balances and initial Notional Amounts may vary in the aggregate by plus or minus 10%. Any information contained in this free writing prospectus with respect to the Class I-P, Class II-P, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates is provided only to permit a better understanding of the offered certificates.

Calculation of Class Certificate Balance

     The "Class Certificate Balance" of any class of certificates (other than the Notional Amount Certificates) as of any Distribution Date is the initial Class Certificate Balance of that class reduced by the sum of

     o all amounts previously distributed to holders of certificates of that class as distributions of principal, and

     o the amount of Realized Losses (including Excess Losses) allocated to that class;

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased, sequentially in the order of distribution priority, by the amount of Subsequent Recoveries on the Mortgage Loans in a related loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

     In addition, the Class Certificate Balance of the class of subordinated certificates related to an Aggregate Loan Group then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate Class Certificate Balance of all classes of certificates (other than the Class I-P and Class II-P Certificates) related to that Aggregate Loan Group following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance of the Aggregate Loan Group as of the Due Date occurring in the month of the Distribution Date (after giving effect to principal prepayments in the related Prepayment Period).

     The Notional Amount Certificates do not have Class Certificate Balances and are not entitled to any distributions in respect of principal on the Mortgage Loans in any loan group.

     The Group I Senior Certificates will have an initial aggregate Class Certificate Balance of approximately $318,457,100 and will evidence in the aggregate an initial beneficial ownership interest in the Mortgage Loans in Aggregate Loan Group I of approximately 95.60%. The Group II Senior Certificates will have an initial aggregate Class Certificate Balance of approximately $172,286,000 and will evidence in the aggregate an initial beneficial ownership interest in the Mortgage Loans in Aggregate Loan Group II of approximately 92.80%. The Class Subordination Percentage of each class of Group I Subordinated Certificates and Group II Subordinated Certificates as of the closing date, which represents the initial beneficial ownership of each such class in the related Aggregate Loan Group, is approximately as follows:

                                                                Initial
                                                               Beneficial
                                                               Ownership
 Group I Subordinated Certificates                             Percentage
-----------------------------------                            ----------
Class I-B-1....................................................  1.55%
Class I-B-2....................................................  1.00%
Class I-B-3....................................................  0.65%
Class I-B-4....................................................  0.75%
Class I-B-5....................................................  0.25%
Class I-B-6....................................................  0.20%


                                                                Initial
                                                               Beneficial
                                                               Ownership
Group II Subordinated Certificates                             Percentage
-----------------------------------                            ----------
Class II-B-1...................................................  2.60%
Class II-B-2...................................................  1.65%
Class II-B-3...................................................  1.05%
Class II-B-4...................................................  1.00%
Class II-B-5...................................................  0.55%
Class II-B-6...................................................  0.35%

     The Class A-R Certificates and the private certificates will be issued in fully registered certificated form. All of the remaining classes of offered certificates will be represented by book-entry certificates. The book-entry certificates will be issuable in book-entry form only. The Class A-R Certificates will be issued in a denomination of $100.

Notional Amount Certificates

     Each class of Notional Amount Certificates does not have a Class Certificate Balance but will bear interest on its Notional Amount. The "Notional Amount" for the Class 2-A-2-X Certificates for any Distribution Date
(x) up to and including the Distribution Date in November 2011 will equal the Class Certificate Balance of the Class 2-A-2-1 Certificates immediately prior to that Distribution Date and (y) after the Distribution Date in November 2011 will be zero. The Notional Amount for the Class 4-A-X Certificates for any Distribution Date (x) up to and including the Distribution Date in November 2016 will equal the aggregate Class Certificate Balance of the Class 4-A-1 and Class 4-A-2 Certificates immediately prior to that Distribution Date and (y) after the Distribution Date in November 2016 will be zero.

Book-Entry Certificates

     The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "Book-Entry Certificates"). The Class A-R Certificates will be issued as a single certificate in fully registered certificated form. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("Certificate Owners") will hold their Book-Entry Certificates through The Depository Trust Company ("DTC") in the United States, or, upon request, through Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("Euroclear") in Europe, if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates that equal the aggregate Class Certificate Balance of the offered certificates and will initially be registered in the name of Cede & Co., the nominee of DTC, Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, Luxembourg and JPMorgan Chase Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Class Certificate Balances or Notional Amounts of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is an integral multiple of $1,000. Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a physical certificate representing such offered certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only Certificateholder of the offered certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC.

     The Certificate Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Certificate Owner's Financial Intermediary is not a Participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

     Certificate Owners will receive all distributions of principal of, and interest on, the offered certificates from the trustee through DTC and Participants. While the offered certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the offered certificates and is required to receive and transmit distributions of principal of, and interest on, the offered certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"), with whom Certificate Owners have accounts with respect to offered certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the DTC Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

     Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the offered certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of offered certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

     Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between Participants will occur in accordance with DTC Rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the DTC Rules.

     Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("Clearstream, Luxembourg"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("New CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

     Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

     On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

     Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "Euroclear Operator") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

     Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable Participant in accordance with DTC's normal procedures. Each Participant will be responsible for disbursing such payments to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Certificate Owners that it represents.

     Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to offered certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the issuing entity provided by the trustee to Cede & Co., as nominee of DTC, may be made available to Certificate Owners upon request, in accordance with the DTC Rules and the rules, regulations and procedures creating and affecting the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Certificate Owners are credited.

     DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

     Definitive Certificates will be issued to Certificate Owners, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, or (b) after the occurrence of an event of default under the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) evidenced by the offered certificates advise the trustee and DTC through the Financial Intermediaries and the Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related offered certificates under the pooling and servicing agreement.

     Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Payments on Mortgage Loans; Accounts

     On or before the closing date, the Servicer will establish an account (the "Certificate Account"), which will be maintained in trust for the benefit of the certificateholders. The Servicer will deposit or cause to be deposited in the Certificate Account all amounts required to be deposited in it under the pooling and servicing agreement. The servicer may withdraw funds from the Certificate Account for purposes set forth in the pooling and servicing agreement. On or before the closing date, the trustee will establish an account (the "Distribution Account"), which will be maintained with the trustee in trust for the benefit of the certificateholders. On or prior to the business day immediately preceding each Distribution Date, the Servicer will withdraw from the Certificate Account the amount of Available Funds and prepayment charges for that Distribution Date and will deposit such amounts in the Distribution Account. The holders of the Class I-P and Class II-P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in Aggregate Loan Group I and Aggregate Loan Group II, respectively and such amounts will not be available for distribution to the holders of the other certificates. There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

     Prior to each Determination Date, the Servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Servicer.

Investments of Amounts Held in Accounts

     The Certificate Account. At the direction of the Servicer, all funds in the Certificate Account will be invested in permitted investments so long as they are received from the Servicer in a timely manner along with specific instructions as to how they are to be invested. All income and gain net of any losses realized from investment of funds in the Certificate Account will be for the benefit of the Servicer as additional servicing compensation and will be remitted to it monthly as described herein. The amount of any losses incurred in the Certificate Account in respect of the investments will be deposited by the Servicer in the Certificate Account. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with the pooling and servicing agreement.

     Distribution Account. Funds on deposit in the Distribution Account will not be invested.

Fees and Expenses

     The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:


    Type / Recipient (1)                         Amount                       General Purpose
----------------------------- -----------------------------------------  ------------------------
Fees

Servicing Fee / Servicer       0.250% or 0.375% per annum of the Stated    Compensation
                               Principal Balance of each Mortgage Loan
                               (3)


Additional Servicing           o  Prepayment Interest Excess               Compensation
Compensation / Servicer

                               o  All late payment fees, assumption        Compensation
                                  fees and other similar charges
                                  (excluding prepayment charges)

                               o  All investment income earned on          Compensation
                                  amounts on deposit in the Certificate
                                  Account.

                               o  Excess Proceeds (5)                      Compensation

Trustee Fee / trustee          0.0065% per annum of the Stated Principal   Compensation
                               Balance of each Mortgage Loan

Expenses

Insurance expenses /           Expenses incurred by the Servicer           Reimbursement of
 Servicer                                                                  Expenses

Servicing Advances /           To the extent of funds available, the       Reimbursement of
Servicer                       amount of any Servicing Advances.           Expenses




Indemnification expenses /     Amounts for which the seller, the           Indemnification
the Seller, the Servicer and   Servicer and the depositor are entitled
the depositor                  to indemnification (7)




    Type / Recipient (1)                          Source (2)                        Frequency
----------------------------- ------------------------------------------------  ----------------
Fees

Servicing Fee / Servicer      Interest collected with respect to each Mortgage       Monthly
                              Loan and any Liquidation Proceeds or Subsequent
                              Recoveries that are allocable to accrued and
                              unpaid interest (4)

Additional Servicing          Interest collections with respect to each            Time to time
Compensation / Servicer       Mortgage Loan

                              Payments made by obligors with respect to the        Time to time
                              Mortgage Loans


                              Investment income related to the Certificate           Monthly
                              Account


                              Liquidation Proceeds and Subsequent Recoveries       Time to time

Trustee Fee / trustee         Amounts in respect of interest on the Mortgage         Monthly
                              Loans

Expenses

Insurance expenses /          To the extent the expenses are covered by an         Time to time
 Servicer                     insurance policy with respect to the Mortgage Loan

Servicing Advances /          With respect to each Mortgage Loan, late             Time to time
Servicer                      recoveries of the payments of the costs and
                              expenses, Liquidation Proceeds, Subsequent
                              Recoveries, purchase proceeds or repurchase
                              proceeds for that Mortgage Loan (6)

Indemnification expenses /    Amounts on deposit on the Certificate Account on       Monthly
the Seller, the Servicer and  any Distribution Account Deposit Date, following
the depositor                 the transfer to the Distribution Account


(1) If the trustee succeeds to the position of Servicer, it will be entitled to receive the same fees and expenses of the Servicer described in this free writing prospectus. Any change to the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Servicer in the case of amounts owed to the Servicer) prior to distributions on the certificates.

(3) The Servicing Fee Rate for each Mortgage Loan will equal 0.250% or 0.375% per annum. The amount of the monthly Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4) The Servicing Fee is payable from interest collections on the Mortgage Loans, but may be paid from any other amounts on deposit in the Certificate Account, if interest collections are insufficient to pay the Servicing Fee.

(6) "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(7) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(8) Each of the seller, the Servicer and the depositor are entitled to indemnification of certain expenses.

Distributions

     Distributions on the certificates will be made by the trustee on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in December 2006 (each, a "Distribution Date"), to the persons in whose names such certificates are registered at the close of business on the Record Date. The "Record Date" is the last business day of the month immediately preceding the month of such Distribution Date for all certificates.

     Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register or in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of such certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

     As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date, and, in the case of Aggregate Loan Group I in certain circumstances, from any Available Funds from the other loan groups in Aggregate Loan Group I remaining after distribution to the senior certificates related to such loan groups. Distributions on the subordinated certificates related to an Aggregate Loan Group will be based on any remaining Available Funds for all of the loan groups in that Aggregate Loan Group for such Distribution Date, in each case, after giving effect to distributions on all related classes of senior certificates in the following order of priority:

     o to current and unpaid interest on each class of senior certificates in the related senior certificate group, pro rata based on their respective interest distribution amounts;

     o to principal on the classes of senior certificates in the related senior certificate group then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates--Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes of certificates in the related senior certificate group on the Distribution Date;

     o from Available Funds from all of the related loan groups, to interest on and then principal of each class of subordinated certificates in the related subordinated certificate group in the order of their numerical class designations, in each case subject to the limitations set forth in this free writing prospectus under "--Principal" and in the case of Group I Subordinated Certificates subject to the distributions that may be required to be made as described in this free writing prospectus under "--Cross-Collateralization."

     o    any remaining amounts to the Class A-R Certificates.

     "Available Funds" for a loan group for any Distribution Date will be equal to the sum of

     o all scheduled installments of interest (net of the Expense Fees for that loan group) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

     o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to the Mortgage Loans in that loan group;

     o all partial or full prepayments with respect to the Mortgage Loans in that loan group received during the related Prepayment Period, together with all interest paid in connection with the prepayment, other than certain excess amounts, and the related Compensating Interest; and

     o amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by the Seller or the Servicer as of the Distribution Date;

reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement.

Interest

     The classes of offered certificates will have the respective pass-through rates as described below.

     The pass-through rate for the Class 1-A-1, Class 1-A-2-1, Class 1-A-2-2 and Class A-R Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 1 Mortgage Loans. The pass-through rate for those certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.85968% per annum.

     The pass-through rate for the Class 2-A-1-1 and Class 2-A-1-2 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 2 Mortgage Loans. The pass-through rate for those certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.82764% per annum.

     The pass-through rate for the Class 2-A-2-1 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 2 Mortgage Loans minus the pass-through rate of the Class 2-A-2-X Certificates for that interest accrual period. The pass-through rate for Class 2-A-2-1 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.54000% per annum.

     The pass-through rate for the Class 2-A-2-X Certificates for the interest accrual period related to (x) any Distribution Date up to and including the Distribution Date in November 2011 will be approximately 0.28764% per annum, and (y) any Distribution Date thereafter, will be 0.00% per annum.

     The pass-through rate for the Class 3-A-1 and Class 3-A-2 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 3 Mortgage Loans. The pass-through rate for those certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.83307% per annum.

     The pass-through rate for the Class 4-A-1 and Class 4-A-2 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 4 Mortgage Loans minus the pass-through rate of the Class 4-A-X Certificates for that interest accrual period. The pass-through rate for the Class 4-A-1 and Class 4-A-2 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.00000% per annum.

     The pass-through rate for the Class 4-A-X Certificates for the interest accrual period related to (x)any Distribution Date up to and including the Distribution Date in November 2016 will be approximately 0.16520% per annum, and (y) any Distribution Date thereafter, will be 0.00% per annum.

     The "Weighted Average Adjusted Net Mortgage Rate" for a loan group and any Distribution Date means a per annum rate equal to the average of the adjusted net mortgage rate of each Mortgage Loan in that loan group, weighted on the basis of their respective Stated Principal Balances as of the Due Date in the month prior to the month in which such Distribution Date occurs (after giving effect to prepayments received in the Prepayment Period related to that prior Due Date).

     The pass-through rate for a class of Group I Subordinated Certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the sum of the following for each loan group in Aggregate Loan Group I: the product of (x) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage Loans, weighted on the basis their Stated Principal Balance as of the first day of the related Due Period (after giving effect to prepayments received in the prepayment period ending during that Due Period) and (y) a fraction the numerator of which is the related Assumed Balance immediately prior to that Distribution Date, and the denominator of which is the aggregate Class Certificate Balance of the Group I Subordinated Certificates immediately prior to that Distribution Date. The pass-through rate for each class of Group I Subordinated Certificates for the first interest accrual period is expected to be approximately 5.84182% per annum.

     The pass-through rate for a class of Group II Subordinated Certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 4. The pass-through rate for each class of Group II Subordinated Certificates for the first interest accrual period is expected to be approximately 6.16520% per annum.

     On each Distribution Date, to the extent of funds available, each interest bearing class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This "interest distribution amount" for any interest-bearing class will be equal to the sum of (a) interest accrued during the related interest accrual period at the applicable pass-through rate on the related Class Certificate Balance or Notional Amount, as the case may be, immediately prior to the applicable Distribution Date and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called unpaid interest amounts).

     With respect to each Distribution Date for all of the interest-bearing classes, the "interest accrual period" will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

     The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) the related Aggregate Loan Group, with respect to each group of subordinated certificates. With respect to any Distribution Date and loan group, the "Net Interest Shortfall" is equal to the sum of:

     o any net prepayment interest shortfalls for that loan group and Distribution Date and

     o the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Special Hazard Loss, Fraud Loss, Debt Service Reduction or Deficient Valuation, after the exhaustion of the respective amounts of coverage provided by the subordinated certificates for those types of losses.

     Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all interest-bearing classes of the related senior certificates and the related classes of subordinated certificates on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive (or, in the case of the Group I Subordinated Certificates, be deemed to be entitled to receive based on each subordinated class' share of the Assumed Balance, as described more fully below) on such Distribution Date, in each case, before taking into account any reduction in such amounts from such Net Interest Shortfalls.

     For purposes of allocating Net Interest Shortfalls for a loan group in Aggregate Loan Group I to the Group I Subordinated Certificates on any Distribution Date, the amount of interest each class of Group I Subordinated Certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the

Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate Balances) of the Assumed Balance for that Distribution Date. The "Assumed Balance" for a Distribution Date and loan group in Aggregate Loan Group I is equal to the Subordinated Percentage for that Distribution Date relating to that loan group of the aggregate Stated Principal Balance of each Mortgage Loan in that loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments on the Mortgage Loans in Aggregate Loan Group I received in the Prepayment Period related to such Due Date). Notwithstanding the foregoing, on any Distribution Date after the second Senior Termination Date, Net Interest Shortfalls for each loan group in Aggregate Loan Group I will be allocated to the Group I Subordinated Certificates based on the amount of interest each related class of Group I Subordinated Certificates would otherwise be entitled to receive on that Distribution Date.

     A "Relief Act Reduction" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or any similar state or local laws.

     With respect to any Distribution Date, a net prepayment interest shortfall for a loan group is the amount by which the aggregate of the prepayment interest shortfalls experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the Compensating Interest for that Distribution Date and loan group and, in the case of Aggregate Loan Group I, the excess, if any, of the Compensating Interest for each other loan group in Aggregate Loan Group I over the prepayment interest shortfall for that loan group. A "prepayment interest shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan during the portion of a Prepayment Period occurring in the month prior to the month of the applicable Distribution Date is less than one month's interest at the related Mortgage Rate, net of the related servicing fee rate, on the Stated Principal Balance of the Mortgage Loan.

     If on any Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described above under "-- Priority of Distributions Among Certificates" are insufficient to make a full distribution of the interest entitlement on the group of certificates related to that loan group, interest will be distributed on each class of certificates in that certificate group of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each class of certificates in that certificate group will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

Principal

     Principal Amount. On each Distribution Date, the Principal Amount for each loan group will be distributed as principal with respect to the related classes of senior certificates (other than the Notional Amount Certificates) in an amount up to the related Senior Principal Distribution Amount and as principal of the related classes of subordinated certificates, in an amount up to the related Subordinated Principal Distribution Amount.

     The "Principal Amount" for any Distribution Date and loan group will equal the sum of:

     (a) all monthly payments of principal due on each Mortgage Loan in that loan group on the related Due Date,

     (b) the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by the seller or another person pursuant to the pooling and servicing agreement as of the Distribution Date, excluding any Mortgage Loan in that loan group that was repurchased due to a modification of the Mortgage Loan in lieu of refinancing,

     (c) the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

     (d) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

     (e) with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

     (f) all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, including the principal portion of the purchase price of any Mortgage Loans in that loan group that was repurchased due to modification of the Mortgage Loan in lieu of refinancing,

     (g) (A) any Subsequent Recoveries with respect to the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date, or (B) with respect to Subsequent Recoveries in that loan group that incurred (1) an Excess Loss or
          (2) a Realized Loss after the Senior Credit Support Depletion Date, any such Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date.

     Senior Principal Distribution Amount. On each Distribution Date before the related Senior Credit Support Depletion Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates:

     (a) with respect to loan group 1 in the following order:

          (i) to the Class A-R Certificates until its Class Certificate Balance is reduced to zero;

          (ii) to the Class 1-A-1 Certificates, until its Class Certificate Balance is reduced to zero; and

          (iii) concurrently, to the Class 1-A-2-1 and Class 1-A-2-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

     (b) with respect to loan group 2 in the following order:

          (i) concurrently, to the Class 2-A-1-1 and Class 2-A-1-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

          (ii) to the Class 2-A-2-1 Certificates, until its Class Certificate Balance is reduced to zero.

     (c) with respect to loan group 3, concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

     (d) with respect to loan group 4, concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

     "Prepayment Period" means for any Distribution Date and Due Date, the period commencing on the sixteenth day of the prior calendar month (or, in the case of the first Distribution Date, the Cut-off Date) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

     "Senior Credit Support Depletion Date" for the Group I Senior Certificates and Group II Senior Certificates is the date on which the Class Certificate Balance of each Class of Group I Subordinated Certificates and each Class of Group II Subordinated Certificates, respectively, have been reduced to zero.

     "Stated Principal Balance" means for any Mortgage Loan and any Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at the time (before any


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


adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to previous partial prepayments of principal and the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor and to liquidation proceeds allocable to principal received in the prior calendar month and prepayments received through the last day of the Prepayment Period in which the Due Date occurs.

     The "Senior Principal Distribution Amount" for a loan group for any Distribution Date will equal the sum of

     (i) the related Senior Percentage of all amounts described in clauses (a) through (d) of the definition of Principal Amount for that loan group and Distribution Date,

     (ii) for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

          (a) the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and

          (b) either

               (x) if no Excess Losses were sustained on a Liquidated Mortgage Loan during the preceding calendar month, the Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or

               (y) if an Excess Loss was sustained on the Liquidated Mortgage Loan during the preceding calendar month, the Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

     (iii)the Senior Prepayment Percentage of the amounts described in clauses
     (f) and (g) of the definition of Principal Amount for that loan group and Distribution Date;

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a Mortgage Loan in that loan group that is not a Liquidated Mortgage Loan, the related Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss; provided further, however, that on any Distribution Date after the second Senior Termination Date for the Group I Certificates, the Senior Principal Distribution Amount for the remaining senior certificates related to Aggregate Loan Group I will be calculated pursuant to the above formula based on all the Mortgage Loans in Aggregate Loan Group I, as opposed to only the Mortgage Loans in the related loan group.

     The "Group I Senior Percentage" for any senior certificate group of Group I Senior Certificates and any Distribution Date is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the senior certificates of such senior certificate group immediately before the Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments in the Prepayment Period related to that Due Date); provided, however, that on any Distribution Date after the second Senior Termination Date for the Group I Certificates, the Group I Senior Percentage of the remaining senior certificate group of Group I Senior Certificates is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Group I Senior Certificates immediately prior to such date and the denominator of which is the aggregate Class Certificate Balance of all classes of Group I Certificates immediately prior to such Distribution Date. For any Distribution Date on or prior to second Senior Termination Date for the Group I Certificates, the "Group I Subordinated Percentage" for the portion of the Group I Subordinated Certificates relating to a loan group in Aggregate Loan Group I will be calculated as the difference between 100% and the Group I Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the second Senior Termination Date the Group I Subordinated Percentage will be calculated as the difference between 100% and the Group I Senior Percentage for such Distribution Date.


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


     The "Group II Senior Percentage" for the Group II Senior Certificates and any Distribution Date is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Group II Senior Certificates immediately before the Distribution Date and the denominator of which is the aggregate Class Certificate Balance of the Group II Certificates immediately prior to that Distribution Date. For any Distribution Date, the "Group II Subordinated Percentage" will be calculated as the difference between 100% and the Group II Senior Percentage.

     The Group I Senior Percentage and Group II Senior Percentage are each referred to in this free writing prospectus as a "Senior Percentage," and the Group I Subordinated Percentage and Group II Subordinated Percentage are each referred to in this free writing prospectus as a "Subordinated Percentage."

     The "Senior Prepayment Percentage" of a senior certificate group for any Distribution Date occurring during the seven years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates that receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the related Aggregate Loan Group evidenced by the subordinated certificates related to that Aggregate Loan Group. Increasing the respective interest of the subordinated certificates in a subordinated certificate group relative to that of the related senior certificates is intended to preserve the availability of the subordination provided by those subordinated certificates. The Subordinated Prepayment Percentage for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage for that Distribution Date.

     The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date (unless on any Distribution Date the Senior Percentage of any senior certificate group exceeds the initial Senior Percentage of such senior certificate group, in which case the Senior Prepayment Percentage for each senior certificate group relating to the same Aggregate Loan Group for the Distribution Date will once again equal 100%).

     Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group in Aggregate Loan Group I will occur unless both of the step down conditions listed below are satisfied with respect to all the loan groups in Aggregate Loan Group I:

o the outstanding principal balance of all Mortgage Loans in a loan group in Aggregate Loan Group I delinquent 60 days or more (averaged over the preceding six month period) (including any Mortgage Loans subject to foreclosure proceedings, real estate owned by the issuing entity and Mortgage Loans the mortgagors of which are in bankruptcy), as a percentage of (a) if such date is on or prior to the second Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balance of the related Mortgage Loans or (b) if such date is after the second Senior Termination Date, the aggregate Class Certificate Balance of the Group I Subordinated Certificates immediately prior to that Distribution Date, does not equal or exceed 50%; and

o cumulative Realized Losses on the Mortgage Loans in each loan group in Aggregate Loan Group I do not exceed

               o commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the second Senior Termination Date, the Group I Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, as of the Cut-off Date or (ii)


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


                    if such date is after the second Senior Termination Date, the aggregate Class Certificate Balance of the Group I Subordinated Certificates as of the closing date (the "group I original subordinate principal balance",

               o commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the group I original subordinate principal balance,

               o commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the group I original subordinate principal balance,

               o commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the Group I original subordinate principal balance, and

               o commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the group I original subordinate principal balance.

     The "Senior Termination Date" for a senior certificate group of Group I Senior Certificates is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

     Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in November 2009, the Group I Subordinated Percentage is at least 200% of the Group I Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class Certificate Balance of the Group I Subordinated Certificates as of the closing date, the Senior Prepayment Percentage for each loan group in Aggregate Loan Group I will equal the related Senior Percentage for that Distribution Date plus 50% of the related Subordinated Percentage and (y) after the Distribution Date in November 2009, the Group I Subordinated Percentage is at least 200% of the Group I Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the Group I Subordinated Certificates as of the closing date (the "Group I Two Times Test"), the Senior Prepayment Percentage for each loan group in Aggregate Loan Group I will equal the Group I Senior Percentage.

     The "Aggregate Group I Subordinated Percentage" for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the Group I Subordinated Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans in Aggregate Loan Group I as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

     Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for loan group 4 will occur unless both of the step down conditions listed below are satisfied with respect to loan group 4:

o the outstanding principal balance of all Group 4 Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period) (including any Mortgage Loans subject to foreclosure proceedings, real estate owned by the issuing entity and Mortgage Loans the mortgagors of which are in bankruptcy), as a percentage of the aggregate Class Certificate Balance of the Group II Subordinated Certificates immediately prior to that Distribution Date, does not equal or exceed 50%; and

o    cumulative Realized Losses on the Group 4 Mortgage Loans do not exceed

               o commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of the aggregate Class Certificate Balance of the Group II Subordinated Certificates as of the closing date (the "group II original subordinate principal balance"),


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


               o commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the group II original subordinate principal balance,

               o commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the group II original subordinate principal balance,

               o commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the group II original subordinate principal balance, and

               o commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the group II original subordinate principal balance.

     Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in November 2009, the Group II Subordinated Percentage is at least 200% of the Group II Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Group 4 Mortgage Loans do not exceed 20% of the aggregate Class Certificate Balance of the Group II Subordinated Certificates as of the closing date, the Senior Prepayment Percentage for loan group 4 will equal the related Group II Senior Percentage for that Distribution Date plus 50% of Group II Subordinated Percentage for that Distribution Date and (y) after the Distribution Date in November 2009, the Group II Subordinated Percentage is at least 200% of the Group II Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Group 4 Mortgage Loans do not exceed 30% of the aggregate Class Certificate Balance of the Group II Subordinated Certificates as of the closing date (the "Group II Two Times Test"), the Senior Prepayment Percentage for loan group 4 will equal the related Group II Senior Percentage.

     If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal and other amounts in the percentages required above would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Percentage and Senior Prepayment Percentage of those amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

Cross-Collateralization within Aggregate Loan Group I

     Cross-Collateralization due to disproportionate principal payments. On each Distribution Date after the first Senior Termination Date but prior to the earlier of the Senior Credit Support Depletion Date for the Group I Certificates and the second Senior Termination Date for Aggregate Loan Group I, all principal on the Mortgage Loans in Aggregate Loan Group I related to the Group I Senior Certificates that will have been paid in full will be distributed on a pro rata basis, based on Class Certificate Balance, to the senior certificates then outstanding relating to the other loan groups in Aggregate Loan Group I. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate Group I Subordinated Percentage for that Distribution Date is greater than or equal to 200% of the Aggregate Group I Subordinated Percentage as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans in Aggregate Loan Group I delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Group I Subordinated Certificates, is less than 50%. If principal from one loan group in Aggregate Loan Group I is distributed to the senior certificates of another loan group in Aggregate Loan Group I according to this paragraph, the Group I Subordinated Certificates will not receive that principal amount on the Distribution Date.

     Cross-Collateralization due to disproportionate Realized Losses in one loan group in Aggregate Loan Group I. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates of a senior certificate group in Aggregate Loan Group I, after giving effect to distributions to be made on that Distribution Date, is greater than the aggregate Stated Principal Balance of the Mortgage Loans for the related loan group (any such group, the "Undercollateralized Group"), all amounts otherwise distributable as principal to the Group I Subordinated Certificates (or, following the related Senior Credit Support Depletion Date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of the Undercollateralized Group, until the aggregate Class Certificate Balance of the senior certificates of the Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans for that loan group (such distribution, an

"Undercollateralization Distribution"). If the Group I Senior Certificates of a senior certificate group in Aggregate Loan Group I constitute an Undercollateralized Group on any Distribution Date following the related Senior Credit Support Depletion Date, Undercollateralization Distributions will be made from the excess of the Available Funds for the other loan groups in Aggregate Loan Group I remaining after all required amounts for that Distribution Date have been distributed to the Group I Senior Certificates of those related senior certificate groups. If more than one Undercollateralized Group on any Distribution Date is entitled to an Undercollateralization Distribution, such Undercollateralization Distribution will be allocated among the Undercollateralized Groups, pro rata, based upon the amount by which the aggregate Class Certificate Balance of the senior certificates in each senior certificate group exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans for each related Undercollateralized Group. If more than one senior certificate group related to Aggregate Loan Group I on any Distribution Date is required to make an Undercollateralization Distribution to an Undercollateralized Group, the payment of such Undercollateralization Distribution will be allocated among such senior certificate groups, pro rata, based upon the aggregate Class Certificate Balance of the related Group I Senior Certificates. Accordingly, the Group I Subordinated Certificates will not receive distributions of principal until each Undercollateralized Group is no longer undercollateralized.

     All distributions described in this "Cross-Collateralization" section will be made in accordance with the priorities set forth under "Distributions on the Certificates -- Principal -- Senior Principal Distribution Amount" above and "-- Subordinated Principal Distribution Amount" below.

     No cross-collateralization is permitted between the Group I and Group II Certificates.

     Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all of the loan groups in an Aggregate Loan Group, to the extent of Available Funds therefor, the Principal Amount, up to the amount of the Subordinated Principal Distribution Amount for each such loan group for the Distribution Date, will be distributed as principal of the related subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates in a subordinated certificate group will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from each related loan group (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from each related loan group for distribution of principal. Distributions of principal of the subordinated certificates in a subordinated certificate group will be made sequentially to the classes of subordinated certificates in that subordinated certificate group in the order of their numerical class designations, beginning with the Class I-B-1 and Class II-B-1 Certificates, as applicable, until their respective Class Certificate Balances are reduced to zero.

     With respect to each class of subordinated certificates in a group of subordinated certificates (other than the class of subordinated certificates in that subordinated certificate group then outstanding with the highest priority of distribution), if on any Distribution Date the sum of the Class Subordination Percentages of such class and all classes of subordinated certificates in that group of subordinated certificates that have higher numerical class designations than that class (the "Applicable Credit Support Percentage") is less than the Applicable Credit Support Percentage for that class on the date of issuance of the certificates (the "Original Applicable Credit Support Percentage"), no distribution of partial principal prepayments and principal prepayments in full will be made to any of those classes in such group of subordinated certificates (the "Restricted Classes") and the amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates in that group of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

     The "Class Subordination Percentage" with respect to any Distribution Date and each class of subordinated certificates in a subordinated certificate group, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of that class of subordinated certificates immediately before that Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates relating to that subordinated certificate group immediately before that Distribution Date.


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


     The approximate Original Applicable Credit Support Percentages for each Class of Subordinated Certificates on the date of issuance of the certificates are expected to be as follows:


            Class I-B-1..................................       4.40%
            Class I-B-2..................................       2.85%
            Class I-B-3..................................       1.85%
            Class I-B-4..................................       1.20%
            Class I-B-5..................................       0.45%
            Class I-B-6..................................       0.20%

            Class II-B-1.................................       7.20%
            Class II-B-2.................................       4.60%
            Class II-B-3.................................       2.95%
            Class II-B-4.................................       1.90%
            Class II-B-5.................................       0.90%
            Class II-B-6.................................       0.35%

     The "Subordinated Principal Distribution Amount" for any Distribution Date and loan group will equal the sum of:

     o the Subordinated Percentage for that loan group of all amounts described in clauses (a) through (d) of the definition of Principal Amount for that loan group and that Distribution Date,

     o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the portion of the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to clause (ii) of the definition of Senior Principal Distribution Amount up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan, as of the Due Date in the month preceding the month of that Distribution Date, and

     o the Subordinated Prepayment Percentage for that loan group of the amounts described in clauses (f) and (g) of the definition of Principal Amount for that loan group and that Distribution Date.

     On any Distribution Date after the second Senior Termination Date for the Group I Certificates, the Subordinated Principal Distribution Amount for the Group I Subordinated Certificates will not be calculated by loan group but will equal the amount calculated pursuant to the formula set forth above based on the Group I Subordinated Percentage or Group I Subordinated Prepayment Percentage, as applicable, for the Group I Subordinated Certificates for such Distribution Date with respect to all of the Mortgage Loans in Aggregate Loan Group I as opposed to the Mortgage Loans in the related loan group.

     Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, regardless of whether they are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive any Available Funds for any loan group remaining after payment of interest and principal on the senior certificates and interest and principal on the subordinated certificates, as described above and, after the final distribution has been made with respect to the certificates. It is not anticipated that there will be any significant amounts remaining for that distribution.

Allocation of Losses

     On each Distribution Date, any Realized Loss on the Mortgage Loans in an Aggregate Loan Group will be allocated first to the related subordinated certificates, in the reverse order of their numerical class designations (beginning with the class of related subordinated certificates then outstanding with the highest numerical class designation), in each case until the Class Certificate Balance of the respective class of certificates has been reduced


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to zero and then to the senior certificates of the related senior certificate group (other than the Notional Amount Certificates) pro rata, based upon their respective Class Certificate Balances until their Class Certificate Balances are reduced to zero, except that any Realized Losses on the mortgage loans (i) in loan group 1 that would otherwise be allocated to the Class 1-A-2-1 Certificates will be allocated to the Class 1-A-2-2 Certificates until its class certificate balance is reduced to zero, (ii) in loan group 2 that would otherwise be allocated to the Class 2-A-1 -1 Certificates will be allocated to the Class 2-A-1-2 Certificates until its class certificate balance is reduced to zero, (iii) in loan group 3 that would otherwise be allocated to the Class 3-A-1 Certificates will be allocated to the Class 3-A-2 Certificates until its class certificate balance is reduced to zero, and (iv) in loan group 4 that would otherwise be allocated to the Class 4-A-1 Certificates will be allocated to the Class 4-A-2 Certificates until its class certificate balance is reduced to zero.

     On each Distribution Date, Excess Losses on the Mortgage Loans in a loan group will be allocated among the classes of senior certificates of the related senior certificate group and the classes of subordinated certificates of the related subordinated certificate group as follows:

o the applicable Senior Percentage of such Excess Loss will be allocated among the classes of senior certificates in that senior certificate group (other than the Notional Amount Certificates), pro rata, based on their Class Certificate Balances and

o the applicable Subordinated Percentage of such Excess Loss will be allocated among the related classes of subordinated certificates, pro rata, based on (i) in the case of the Group I Subordinated Certificates, each class' share of the Assumed Balance for the applicable loan group in Aggregate Loan Group I and (ii) in the case of the Group II Subordinated Certificates, their Class Certificate Balance.

     The "Senior Credit Support Depletion Date" for an Aggregate Loan Group is the date on which the Class Certificate Balance of each related class of subordinated certificates has been reduced to zero.

     Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

     In general, a "Realized Loss" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan. "Excess Losses" for an Aggregate Loan Group are Special Hazard Losses in excess of the related Special Hazard Loss Coverage Amount, Bankruptcy Losses in excess of the related Bankruptcy Loss Coverage Amount and Fraud Losses in excess of the related Fraud Loss Coverage Amount. "Bankruptcy Losses" are losses that are incurred as a result of Debt Service Reductions and Deficient Valuations. "Special Hazard Losses" are Realized Losses in respect of Special Hazard Mortgage Loans. "Fraud Losses" are losses sustained on a Liquidated Mortgage Loan by reason of a default arising from fraud, dishonesty or misrepresentation..

     A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received. A "Special Hazard Mortgage Loan" is a Liquidated Mortgage Loan as to which the ability to recover the full amount due thereunder was substantially impaired by a hazard not insured against under a standard hazard insurance policy of the type described in the prospectus under "Credit Enhancement--Special Hazard Insurance Policies."

     "Subsequent Recoveries" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of receipt of such recoveries.

     The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class I-P and Class II-P Certificates.


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                              Credit Enhancement


Subordination

     Any Realized Losses on the Mortgage Loans that are allocable to the senior certificates will be allocated among the related classes of senior certificates as specified under "Description of the Certificates - Allocation of Losses" in this free writing prospectus.

     The rights of the holders of the subordinated certificates in a subordinated certificate group to receive distributions with respect to the Mortgage Loans in the related Aggregate Loan Group will be subordinated to the rights of the holders of the related senior certificates and the rights of the holders of each class of subordinated certificates in a subordinated certificate group (other than the Class I-B-1 and Class II-B-I Certificates, as applicable) to receive the distributions that are allocated to those classes of subordinated certificates will be further subordinated to the rights of the related class or classes of subordinated certificates with lower numerical class designations, in each case only to the extent described in this free writing prospectus. The subordination of the subordinated certificates in a subordinated certificate group to the senior certificates and the subordination of the classes of subordinated certificates in a subordinated certificate group with higher numerical class designations to those with lower numerical class designations is intended to increase the likelihood of receipt, respectively, by the applicable senior certificateholders and the holders of the subordinated certificates in a subordinated certificate group with lower numerical class designations of the maximum amount to which they are entitled on any Distribution Date and to provide the holders protection against Realized Losses, other than Excess Losses. In addition, the subordinated certificates in a subordinated certificate group will provide limited protection against Special Hazard Losses, Bankruptcy Losses and Fraud Losses up to the applicable Special Hazard Loss Coverage Amount, Bankruptcy Loss Coverage Amount and Fraud Loss Coverage Amount, respectively, as described in the following paragraphs.

     The Group I Subordinated Certificates and Group II Subordinated Certificates will provide limited protection to the classes of certificates of higher relative priority in Aggregate Loan Group I and Aggregate Loan Group II, respectively, against

     o Special Hazard Losses in an initial amount expected to be up to approximately $8,932,250 for Aggregate Loan Group I (the "Group I Special Hazard Loss Coverage Amount") and $4,000,000 for Aggregate Loan Group II (the "Group II Special Hazard Loss Coverage Amount"),

     o Bankruptcy Losses in an initial amount expected to be up to approximately $150,000 for each of Aggregate Loan Group I and Aggregate Loan Group II (the "Group I Bankruptcy Loss Coverage Amount" and the "Group II Bankruptcy Loss Coverage Amount" respectively)

     o Fraud Losses in an initial amount expected to be up to approximately $3,331,148 for Aggregate Loan Group I (the "Group I Fraud Loss Coverage Amount") and $3,713,068 for Aggregate Loan Group II (the "Group II Fraud Loss Coverage Amount").

     Each Special Hazard Loss Coverage Amount will be reduced, from time to time, to be an amount equal on any Distribution Date to the lesser of:

     o that related Special Hazard Loss Coverage Amount as of the closing date less the amount, if any, of losses attributable to the Special Hazard Mortgage Loans in the related Aggregate Loan Group incurred since the closing date, or

     o    the greatest of

          o 1% of the aggregate of the principal balances of the Mortgage Loans in the related Aggregate Loan Group,


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


          o twice the principal balance of the largest Mortgage Loan in the related Aggregate Loan Group and

          o the aggregate stated principal balances of the Mortgage Loans in the related Aggregate Loan Group secured by mortgaged properties located in the single California postal zip code area having the highest aggregate stated principal balance of any zip code area.

All principal balances for the purpose of this definition will be calculated as of the first day of the month before the month in which the Distribution Date occurs after giving effect to scheduled installments of principal and interest on the Mortgage Loans in the related Aggregate Loan Group then due, whether or not paid.

     Each Fraud Loss Coverage Amount will be reduced, from time to time, by the amount of related Fraud Losses allocated to the certificates related to the applicable Aggregate Loan Group. In addition, each Fraud Loss Coverage Amount will be reduced on the fifth anniversary of the Cut-off Date, to zero and on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of:

     o 2.00% of the then stated principal balance of the related Aggregate Loan Group in the case of the first such anniversary and 1.00% of the then current aggregate stated principal balance of Mortgage Loans in the related Aggregate Loan Group, in the case of the second, third and fourth such anniversaries, and

          o    the excess of

          o the related Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over

          o the cumulative amount of Fraud Losses allocated to the certificates related to that Aggregate Loan Group since the preceding anniversary.

     Each Bankruptcy Loss Coverage Amount will be reduced, from time to time, by the amount of Bankruptcy Losses allocated to the related group of subordinated certificates.

     The amount of coverage provided by a subordinated certificate group for Special Hazard Losses, Bankruptcy Losses and Fraud Losses on the Mortgage Loans in the related Aggregate Loan Group may be cancelled or reduced from time to time for each of the risks covered, provided that the then current ratings of the certificates assigned by the rating agencies are not adversely affected as a result. In addition, a reserve fund or other form of credit enhancement may be substituted for the protection provided by the related subordinated certificates for related Special Hazard Losses, Bankruptcy Losses and Fraud Losses..

     A "Deficient Valuation" is a bankruptcy proceeding whereby the bankruptcy court may establish the value of the mortgaged property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by the mortgaged property or may reduce the outstanding principal balance of a Mortgage Loan. In the case of a reduction in that value of the related mortgaged property, the amount of the secured debt could be reduced to that value, and the holder of the Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of the Mortgage Loan exceeds the value so assigned to the mortgaged property by the bankruptcy court. In addition, other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction (a "Debt Service Reduction") of the amount of the monthly payment on the related Mortgage Loan. However, none of these shall be considered a Debt Service Reduction or Deficient Valuation so long as the Servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and either the Mortgage Loan has not incurred payment default or scheduled monthly payments of principal and interest are being advanced by the Servicer without giving effect to any Debt Service Reduction or Deficient Valuation.


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